UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

HealthEquity, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

HealthEquity, Inc. 15 W. Scenic Pointe Dr., Ste. 100 Draper, UT 84020
Notice of Annual Meeting
of Stockholders
To Be Held at 10:00 a.m. Mountain Time on Thursday, June 22, 2023
Dear Stockholder:
You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of HealthEquity, Inc., a Delaware corporation (“we,” “us,” “HealthEquity” or the “Company”). The Annual Meeting will be held on Thursday, June 22, 2023, at 10:00 a.m. Mountain Time, for the following purposes, as more fully described in the accompanying proxy statement:
1.	To elect 11 directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;
2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024;
3.	To approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to the Company’s named executive officers, as described in the accompanying proxy statement;
4.	To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and
5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on April 28, 2023, as the record date for the Annual Meeting. Only stockholders of record on April 28, 2023, are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
On or about May 12, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the Internet address listed on the Notice.
We will be holding the Annual Meeting solely in a virtual meeting format. To attend the Annual Meeting, please visit: https://web.lumiagm.com/261252145 and enter code: hlthvirt2023. As always, we encourage you to vote your shares prior to the Annual Meeting.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.
Thank you for your continued support of HealthEquity.
By order of the Board of Directors,
Robert Selander
Chairman of the Board of Directors
Draper, Utah
May 12, 2023

HealthEquity, Inc.
Proxy Statement for 2023 Annual Meeting of Stockholders
To Be Held at 10:00 a.m. Mountain Time on Thursday, June 22, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at our 2023 annual meeting of stockholders (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Thursday, June 22, 2023, at 10:00 a.m. Mountain Time. We will be holding the Annual Meeting solely in a virtual meeting format. To attend the Annual Meeting, please visit: https://web.lumiagm.com/261252145 and enter code: hlthvirt2023.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 12, 2023, to all stockholders entitled to receive notice of and to vote at the Annual Meeting.
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
Draper, Utah
May 12, 2023

HealthEquity, Inc. 2023 Proxy Statement | 1

Proxy Statement Summary
Annual Meeting Information
•
Date and Time: Thursday, June 22, 2023 at 10:00 a.m. Mountain Time

•
Location: Virtual. To attend the Annual Meeting, please visit https://web.lumiagm.com/261252145 and enter code: hlthvirt2023

•
Record Date: April 28, 2023

Proposals
This proxy statement summary highlights information regarding HealthEquity and certain information included elsewhere in this proxy statement. You should read the entire proxy statement before voting. You should also review our annual report to stockholders for detailed information regarding our financial and operating performance in the fiscal year ended January 31, 2023, including the audited financial statements and related notes included in the report.
Proposal		Page Number	Board Recommendation	Vote Required to Adopt Proposal
1.	Election of 11 directors	8	FOR	A majority of the votes cast by the holders of shares of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon
2.	Ratification of appointment of independent registered public accounting firm	28	FOR	The vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon
3.	Non-binding advisory vote on fiscal 2023 compensation paid to our named executive officers	31	FOR	The vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon
4.	Non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	65	ONE YEAR
The option of every one, two or three years that receives the highest number of votes cast by stockholders will reflect the frequency for future say-on-pay votes that has been selected by stockholders.

Fiscal Year 2023 Business Highlights
During the fiscal year ended January 31, 2023, we continued to execute on our core financial and business objectives. Our key financial and operational results were as follows:
•
Overall revenue of  $861.7 million, representing an increase of 14% from the fiscal year ended January 31, 2022;

•
Net loss of  $26.1 million, compared to net loss of  $44.3 million in the fiscal year ended January 31, 2022;

•
Net loss per diluted share of  $0.31, compared to net loss per diluted share of  $0.53 for the fiscal year ended January 31, 2022;

•
Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”)(1) of  $272.3 million, representing an increase of 15% from the fiscal year ended January 31, 2022;

•
8.0 million health savings accounts (“HSAs”) at the end of the fiscal year ended January 31, 2023, representing an increase of 11% compared to the fiscal year ended January 31, 2022;

•
New HSAs from sales of 971,000; and

(1)
Adjusted EBITDA is not a generally accepted accounting principles (“GAAP”) financial measure. The definition of this non-GAAP financial measure, and a reconciliation to the most comparable GAAP measure, is included as Exhibit A to this proxy statement.

2 | HealthEquity, Inc. 2023 Proxy Statement

Proxy Statement Summary
•
HSA Assets of  $22.1 billion as of January 31, 2023, representing an increase of 13% from the fiscal year ended January 31, 2022.

Director Nominee Highlights
The following table sets forth the names, ages as of May 12, 2023, and certain other information for each of the director nominees, each of whom are current directors with terms expiring at the Annual Meeting:
Name	Age	Director Since	Independent	Audit Committee Financial Expert	Committee Membership	Other Public Company Boards
Robert Selander, Chairman	72	2015			• NGCSC • TCCC	1
Jon Kessler	55	2009				0
Stephen Neeleman, M.D.	55	2002				0
Paul Black	65	2022			• ARC • TCCC	0
Frank Corvino	74	2014			• ARC • TCCC	0
Adrian Dillon	69	2016			• ARC* • CTC	1
Evelyn Dilsaver	68	2014			• ARC • NGCSC*	2
Debra McCowan	51	2018			• NGCSC • TCCC*	0
Rajesh Natarajan	53	2022			• ARC • CTC	1
Stuart Parker	61	2020			• CTC • TCCC	1
Gayle Wellborn	63	2017			• ARC • CTC*	0

*
Chair

Board Demographics, Skills and Competencies
Our director nominees exhibit a variety of competencies, professional experience, and backgrounds, and contribute diverse viewpoints and perspectives to our board of directors. While our board of directors benefits from the experience and institutional knowledge that our longer-serving directors bring, it also brought in new perspective and ideas through the appointment of two new directors this past year. Please see the discussion under “Board Effectiveness and Long-Term Planning” below for additional information.

HealthEquity, Inc. 2023 Proxy Statement | 3

Proxy Statement Summary
Director Nominee Demographics
The following charts show the demographic diversity of our director nominees as of May 12, 2023:

4 | HealthEquity, Inc. 2023 Proxy Statement

Proxy Statement Summary
Director Nominee Skills and Competencies
Below are the skills and competencies that our nominating, governance and corporate sustainability committee and our board of directors consider important for our directors to possess considering our current business and future market opportunities, and the director nominees who possess them:
Skills and Competencies Matrix
	Robert Selander	Jon Kessler	Stephen Neeleman, M.D.	Paul Black	Frank Corvino	Adrian Dillon	Evelyn Dilsaver	Debra McCowan	Rajesh Natarajan	Stuart Parker	Gayle Wellborn
Current or Former CEO
Current or Former Public Company CFO
Healthcare Payer or Provider Experience
Healthcare Technology Experience
Financial Services Experience
Digital Experience
Risk Experience
Regulatory or Policy Experience
Technology Experience
Human Resources Experience
Capital Markets Experience
M&A Experience —Valuation, Deals & Integration
Business Process Redesign
Corporate Governance Highlights
Key elements of our corporate governance framework include the following:
•
Independent chairman

•
Committees are composed of only independent directors

•
Our board of directors and each committee conducts annual self-assessments

•
Each director regularly completes a peer assessment of the other members of the board

•
Our board of directors is engaged in an ongoing refreshment process with a plan to increase director diversity

•
Our board of directors and each committee holds quarterly executive sessions without management present

•
Our board of directors provides oversight of key risks that impact the Company’s ability to achieve its strategy

•
No director over-boarding

•
Our board of directors and its committees provide strategic oversight of material environmental, social and governance matters

HealthEquity, Inc. 2023 Proxy Statement | 5

Proxy Statement Summary
•
Our board of directors has a separate committee dedicated to providing oversight of cybersecurity matters

•
Our board of directors conducts an annual review of committee charters and key governance policies

Executive Compensation Highlights
Our executive compensation program is guided by our overarching philosophy of only paying for demonstrable performance. We believe that our executive compensation program is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers. We emphasize performance-based compensation that appropriately rewards our executive officers for delivering financial, operational, and strategic results that meet or exceed pre-established goals. We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices.
What We Do:

•
Independent Compensation Committee. Our talent, compensation and culture committee (“TCCC”) is comprised solely of independent directors.

•
Independent Compensation Committee Advisor. The TCCC engaged its own independent compensation consultant to assist with its compensation review for the fiscal year ended January 31, 2023.

•
Annual Executive Compensation Review. The TCCC reviews and approves our compensation strategy, including a review and determination of our compensation peer group to be used for comparative purposes and a review of our compensation-related risk profile, to ensure that our compensation programs do not encourage excessive or inappropriate risk taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

•
Multi-year Vesting and Earn-out Requirements. The equity awards granted to our executive officers vest or are earned over multi-year periods, consistent with current market practice and our retention objectives.

•
Risk Mitigation. Our executive compensation program is designed, in part, to manage business and operational risk and to discourage short-term risk taking at the expense of long-term results.

•
Pay for Performance. A majority of target annual compensation for our named executive officers is “at-risk” compensation, including the performance-based annual cash incentive and long-term equity awards, subject to both performance-based and time-based vesting requirements.

•
Double-Trigger Vesting of Equity Awards. All outstanding equity awards held by our executive officers provide that such awards will vest only upon a qualifying termination within a 12-month period following a change in control of the Company in which the awards are assumed or substituted by the acquirer.

•
Stock Ownership Guidelines. We maintain robust stock ownership guidelines to further align the interests of our executive officers with the interests of our stockholders.

•
Clawback Policy. Our board of directors has adopted a clawback policy for the purpose of recouping certain executive compensation in the event of an accounting restatement resulting from material non-compliance with financial reporting requirements under the federal securities laws.

•
Engage with Our Stockholders. We engage with our stockholders to discuss and understand their perceptions or concerns regarding our executive compensation program and other matters.

6 | HealthEquity, Inc. 2023 Proxy Statement

Proxy Statement Summary
What We Do Not Do:

•
No Special Retirement Plans. We do not currently offer, nor do we have plans to provide, pension arrangements, retirement plans or nonqualified deferred compensation plans or arrangements to our executive officers that are not generally available to our other full-time, salaried team members.

•
No Special Health or Welfare Benefits. Our executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried team members.

•
No Perquisites. We generally do not provide any perquisites or other personal benefits to our executive officers.

•
No Tax Reimbursements. We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits to our executive officers.

•
No Post-Employment Tax Reimbursements. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

•
Hedging and Pledging Prohibited. We prohibit our executive officers, directors and certain other team members from hedging or pledging our equity securities.

•
No Dividends or Dividend Equivalents on Unvested Performance Awards. We do not pay dividends or dividend equivalents on performance-based awards unless and until the performance shares are earned and vest.

Questions and Answers about the 2023 Annual Meeting
Please see “Questions and Answers about the Annual Meeting” beginning on page 69 for important information about the Annual Meeting, proxy materials, voting, deadlines for stockholder proposals and other important information.

HealthEquity, Inc. 2023 Proxy Statement | 7

Proposal No. 1
Election of Directors
Our board of directors is currently composed of 12 members. At the Annual Meeting, 11 directors are to be elected, each to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified.
Recommendation

The board of directors unanimously recommends a vote “FOR” the election of each of the 11 directors nominated by our board of directors and named in this proxy statement as directors to serve until the next annual meeting of stockholders and until his or her successor is elected and qualified.

Director Nominees
Our nominating, governance and corporate sustainability committee has recommended, and our board of directors has approved, Robert Selander, Jon Kessler, Stephen Neeleman, M.D., Paul Black, Frank Corvino, Adrian Dillon, Evelyn Dilsaver, Debra McCowan, Rajesh Natarajan, Stuart Parker and Gayle Wellborn as nominees for election as directors at the Annual Meeting. If elected, each such nominee will serve as a director until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified. One current director, Ian Sacks, is not standing for election, and accordingly, his term will expire immediately after the Annual Meeting.
If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the re-election of each of the nominees. We expect that each nominee will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

8 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
Director Nominee Biographies
Robert Selander
Independent Chairman
Director Since: 2015 Committees: • Nominating, Governance and Corporate Sustainability • Talent, Compensation and Culture Current Outside Public Directorships: • Equifax Inc. (NYSE: EFX)
Robert Selander has served as chairman and a member of our board of directors since September 2015.
Mr. Selander began his career at Citibank in 1974 where, during his 20-year tenure, he held numerous leadership positions, including managing parts of Citibank’s Consumer Financial Services business in the United States, Brazil, Puerto Rico and the United Kingdom. In 1994, Mr. Selander joined MasterCard International, where he served as the President of MasterCard’s Europe, Middle East, Africa and Canada regions until his appointment in 1997 as President and Chief Executive Officer. In addition, Mr. Selander served as President and Chief Executive Officer of MasterCard Incorporated (NYSE: MA) from 1997 until 2010. Mr. Selander served as a director of the Hartford Financial Services Group, Inc. (NYSE: HIG) from 1998 to 2008, MasterCard Incorporated from 2002 until 2010, and MasterCard International from 1997 until 2010.
Mr. Selander also served on the Board of Trustees of the Fidelity Equity and High Income Funds from 2011 until 2017, served as a director of The Western Union Company (NYSE: WU) from 2014 to 2019, and currently serves as a director of Equifax Inc. (NYSE: EFX).
Mr. Selander holds a B.S. in Industrial Engineering from Cornell University and an M.B.A. from Harvard University.
The board of directors believes that Mr. Selander’s extensive business experience and his background as a president and chief executive officer of a publicly traded company qualify him to serve as a member of our board of directors.

Jon Kessler
President and Chief Executive Officer
Director Since: 2009 Committees: • None Current Outside Public Directorships: • None
Jon Kessler has served as our President and Chief Executive Officer since February 2014 and as a director since March 2009. From March 2009 through January 2014, Mr. Kessler served as our Executive Chairman.
Prior to joining HealthEquity, Mr. Kessler founded WageWorks, Inc., (“WageWorks”) a provider of tax-advantaged programs for consumer-centric health, commuter and other employee spending account benefits, serving as Chief Executive Officer of that company from 2000 to 2004, Executive Chairman in 2005, and Chief Executive Officer from 2006 to 2007. Prior to founding WageWorks, Mr. Kessler was a benefits taxation specialist at Arthur Andersen, LLP and, prior to that, he was a senior economist in Washington, D.C., specializing in employee benefits and environmental taxation during the Clinton and Bush (Sr.) administrations.
Mr. Kessler also currently serves as a trustee of the Employee Benefits Research Institute, a nonprofit organization.
Mr. Kessler holds a B.A. from George Washington University in International Affairs and an M.P.P. from Harvard University’s John F. Kennedy School of Government.
The board of directors believes that Mr. Kessler’s experience in the tax-advantaged consumer-directed benefits industry, his background as a chief executive officer and his training as a tax specialist qualify him to serve as a member of our board of directors.

HealthEquity, Inc. 2023 Proxy Statement | 9

Proposal No. 1 Election of Directors
Stephen Neeleman, M.D.
Founder and Vice Chairman
Director Since: 2002 Committees: • None Current Outside Public Directorships: • None
Stephen Neeleman, M.D. founded HealthEquity in 2002 and has served as our Vice Chairman since February 2014, having previously served as Chief Executive Officer from November 2002 through January 2014 and as a director since November 2002.
Dr. Neeleman is a board certified general surgeon and practiced in Arizona and for Intermountain Healthcare in Utah, from July 2003 to December 2014. Dr. Neeleman is the co-author of The Complete HSA Guidebook—How to Make Health Savings Accounts Work for You and a contributor to The Innovator’s Prescription—A Disruptive Solution for Health Care. While on the faculty of the University of Arizona Department of Surgery, Dr. Neeleman spent time in Washington, D.C. educating lawmakers prior to the passage of the law that created HSAs. He serves on the America’s Health Insurance Plans’ HSA Leadership Council and the American Bankers’ Association HSA Council. He also serves on the State of Utah’s Health Data Committee and the Governor’s Office of Economic Development Board of Directors.
Prior to attending medical school, Dr. Neeleman worked as a senior manager for Morris Air (later acquired by Southwest Airlines).
Dr. Neeleman holds a B.A. from Utah State University and an M.D. from the University of Utah, and completed his surgical residency at the University of Arizona in Tucson.
The board of directors believes that Dr. Neeleman’s experience in the healthcare industry as a medical doctor, his expertise in the history, development and administration of HSAs and his extensive knowledge of the Company as its founder qualify him to serve as a member of our board of directors.

Paul Black
Independent Director
Director Since: 2022 Committees: • Audit and Risk • Talent, Compensation and Culture Current Outside Public Directorships: • None
Paul Black has served as a member of our board of directors since 2022.
Mr. Black was the Chief Executive Officer of Allscripts Healthcare Solutions, Inc. (NASDAQ: MDRX) from 2012—2022, as well as President from 2012 to 2015, and a member of the Allscripts board of directors from 2012 to 2022. Prior to joining Allscripts, Mr. Black served in various executive positions at Cerner Corporation for 13 years, ending as Chief Operating Officer. Prior to joining Cerner Corporation, Mr. Black spent 12 years in a variety of leadership positions in sales, product marketing and professional services at International Business Machines Corporation (NYSE: IBM).
Mr. Black currently serves on two nonprofit boards. Mr. Black has previously served on multiple publicly traded, private company and nonprofit boards of directors for companies in the healthcare information technology, patient monitoring, healthcare services, health care delivery, healthcare device and consumer internet marketing industries.
Mr. Black holds a B.S. in Agriculture from Iowa State University and an M.B.A. in Industrial Relations from the University of Iowa.
The board of directors believes that Mr. Black’s extensive leadership experience as a public company chief executive officer and track record of helping healthcare technology businesses grow qualify him to serve as a member of our board of directors.

10 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
Frank Corvino
Independent Director
Director Since: 2014 Committees: • Audit and Risk • Talent, Compensation and Culture Current Outside Public Directorships: • None
Frank Corvino has served as a member of our board of directors since 2014.
Mr. Corvino served as Chairman of the Greenwich Hospital Foundation in Greenwich, Connecticut, from 2014 to 2016, and also has been President of Corvino & Corvino, a consulting firm, since 2015. Mr. Corvino served as President and Chief Executive Officer of Greenwich Hospital from 1992 until 2014 and served as Chief Operating Officer of Greenwich Hospital from 1988 to 1992. Mr. Corvino served as Executive Vice President of Yale New Haven Health System from 1998 to 2014.
Since 2013, Mr. Corvino has been a member of the Fordham University Science Council.
Mr. Corvino holds a B.S. in Pharmacy from Fordham University and an M.S. in Pharmacy Administration from St. John’s University.
The board of directors believes that Mr. Corvino’s extensive experience in the healthcare industry, including his decades of experience as a leader of hospitals and hospital systems, qualifies him to serve as a member of our board of directors.

Adrian Dillon
Independent Director
Director Since: 2016 Committees: • Audit and Risk (Chair) • Cybersecurity and Technology Current Outside Public Directorships: • SUSE S.A.
Adrian Dillon has served as a member of our board of directors since 2016.
Mr. Dillon is a member of the supervisory board and chairman of the audit committee of SUSE S.A. Mr. Dillon served as a member of the board of directors of Datto Holding Corp. from 2020 to 2022, WNS (Holdings) Limited from 2012 to 2021, Williams-Sonoma, Inc. (NYSE: WMS) from 2005 to 2017, Wonga Group Limited from 2013 to 2015, NDS Group Limited from 2011 to 2012, Verigy Pty from 2006 to 2007, and LumiLeds Inc. from 2002 to 2007. He also held key finance roles including, Chief Financial Officer and Chief Administrative Officer at Skype Limited from 2010 to 2011 and Executive Vice President—Finance & Administration and Chief Financial Officer at Agilent Technologies, Inc. from 2001 to 2010, as well as various positions at Eaton Corporation from 1979 to 2001.
Mr. Dillon was a member and past chairman of The Conference Board Council of Financial Executives.
Mr. Dillon graduated from Amherst College with a Bachelor of Arts degree in Economics.
The board of directors believes that Mr. Dillon’s extensive financial and accounting expertise and thorough understanding of financial reporting rules and regulations, including the management of internal controls, qualifies him to serve as a member of our board of directors.

HealthEquity, Inc. 2023 Proxy Statement | 11

Proposal No. 1 Election of Directors
Evelyn Dilsaver
Independent Director

Director Since: 2014
Committees:
•
Audit and Risk

•
Nominating, Governance and Corporate Sustainability (Chair)

Current Outside Public Directorships:
•
Tempur Sealy International, Inc. (NYSE: TPX)

•
QuidelOrtho Corporation (Nasdaq: QDEL)

Evelyn Dilsaver has served as a member of our board of directors since 2014.
Ms. Dilsaver is a member of the board of directors and chair of the audit committee of Tempur Sealy International, Inc. (NYSE: TPX) and a member of the board of directors of QuidelOrtho Corporation (Nasdaq: QDEL). In the past five years, Ms. Dilsaver has also served as a director of Aéropostale Inc. (NYSE: ARO), HighMark Funds, Russell Exchange Traded Funds, Longs Drug Stores Corp. and Tamalpais Bancorp. She is also a member of the board of directors of a privately held corporation and real estate investment trust. Ms. Dilsaver was formerly a member of The Charles Schwab Corporation from 1991 until her retirement in 2007. During her tenure at The Charles Schwab Corporation, Ms. Dilsaver held various senior management positions within the organization, including Executive Vice President (The Charles Schwab Corporation) and President and Chief Executive Officer (Charles Schwab Investment Management). Prior to becoming President and Chief Executive Officer of Charles Schwab Investment Management, a position she held from 2003 to 2007, Ms. Dilsaver held the position of Senior Vice President, Asset Management Products and Services.
Ms. Dilsaver holds a B.S. in Accounting from California State University, East Bay, and is a Certified Public Accountant.
The board of directors believes that Ms. Dilsaver’s extensive financial industry experience and her background as the chief executive officer of a significant business line of a publicly traded corporationqualifies her to serve as a member of our board of directors.

Debra McCowan
Independent Director
Director Since: 2018 Committees: • Nominating, Governance and Corporate Sustainability • Talent, Compensation and Culture (Chair) Current Outside Public Directorships: • None
Debra McCowan has served as a member of our board of directors since 2018.
Ms. McCowan is Executive Vice President and Chief Human Resources Officer for NetApp, Inc. (NASDAQ: NTAP), a hybrid cloud data services and data management company, since 2018, where she is responsible for developing the global HR strategy. Prior to joining NetApp, Ms. McCowan was the Executive Vice President and Chief Human Resource Officer of Equinix, Inc. (NASDAQ: EQIX), a global interconnection and data center company, from 2013 to 2018. Prior to joining Equinix, Ms. McCowan was the co-founder and partner at Accelerance, Inc. from 2011 to 2013, where she provided organizational and systems change strategy consulting services, including leadership development and executive coaching. Ms. McCowan also served as Vice President of Worldwide Human Resources for Avago Technologies U.S. Inc. from 2007 to 2011, and Vice President of Human Resources for Hitachi Data Systems, a subsidiary of Hitachi, Ltd., from 2005 to 2006.
Ms. McCowan graduated with a post-graduate degree in Human Resources and Industrial Relations Management from the University of Melbourne and holds a Bachelor of Arts degree from La Trobe University in Australia.
The board of directors believes that Ms. McCowan’s extensive human resources, governance and compliance background, experience developing talent-driven organizations with strong cultures, insights into organizational architectures and deep understanding of employee benefits qualify her to serve as a member of our board of directors.

12 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
Rajesh Natarajan
Independent Director
Director Since: 2022 Committees: • Audit and Risk • Cybersecurity and Technology Current Outside Public Directorships: • Bread Financial Holdings, Inc. (NYSE: BFH)
Rajesh Natarajan has served as a member of our board of directors since 2022.
Mr. Natarajan has been the Chief Product and Strategy Officer of Globalization Partners since 2022. Prior to joining Globalization Partners, Mr. Natarajan was Executive Vice President of Products and Engineering of RingCentral, Inc. (NYSE: RNG) from 2020 to 2021. Mr. Natarajan was Executive Vice President and Chief Product and Technology Officer of Ancestry.com from 2017 to 2020. Mr. Natarajan served in senior leadership positions with increasing responsibility in the areas of technology and product development at Intuit, Inc. (NASDAQ: INTU) from 2014 to 2017, including as Senior Vice President and Chief Information Security and Fraud Officer. Mr. Natarajan served in senior leadership positions with increasing responsibility in the areas of technology and product development at PayPal Holdings, Inc. (NASDAQ: PYPL) from 2006 to 2014, including as Vice President, Platform Engineering and Operations. Mr. Natarajan also served in various management positions with increasing responsibility in the area of technology from 1995 to 2006 with Sabre Holdings Corporation, including as an early member of the development team that founded Travelocity.com. Mr. Natarajan currently serves as a member of the board of directors for Bread Financial Holdings, Inc. (NYSE: BFH).
Mr. Natarajan holds a B.S. in Mechanical Engineering from Jawaharlal Nehru Technological University and an M.S. in Industrial Engineering from Clemson University.
The board of directors believes that Mr. Natarajan’s extensive experience in technology development, information technology, product development and cybersecurity qualify him to serve as a member of our board of directors.

Stuart Parker
Independent Director
Director Since: 2020 Committees: • Cybersecurity and Technology • Talent, Compensation and Culture Current Outside Public Directorships: • Kemper Corporation (NYSE: KMPR)
Stuart Parker has served as a member of our board of directors since 2020.
Mr. Parker currently serves as a member of the board of directors for Kemper Corporation (NYSE: KMPR) and Factory Mutual Insurance Company. Mr. Parker served as President and CEO of United Services Automobile Association (USAA) from 2015 until his retirement in 2020. He spent more than 21 years with USAA in various roles, including Chief Operating Officer (2014—2015), Chief Financial Officer (2012—2014), President of the Property & Casualty Insurance Group (2007—2012), and President of Financial Planning Services (2004—2007).
Mr. Parker holds a B.B.A. in Management from Valdosta State University and an M.B.A. from St. Mary’s University. Mr. Parker is a distinguished graduate of the Air Force ROTC program and served in the U.S. Air Force for nearly 10 years, including service in Operations Desert Shield and Desert Storm.
The board of directors believes that Mr. Parker’s business experience and his background as a president and chief executive officer of a large financial institution qualifies him to serve as a member of our board of directors.

HealthEquity, Inc. 2023 Proxy Statement | 13

Proposal No. 1 Election of Directors
Gayle Wellborn
Independent Director
Director Since: 2017 Committees: • Audit and Risk • Cybersecurity and Technology (Chair) Current Outside Public Directorships: • None
Gayle Wellborn has served as a member of our board of directors since 2017.
Ms. Wellborn currently works as an independent Digital and Customer Experience consultant. Prior to her work as a consultant, Ms. Wellborn was the Senior Vice President, Brand and Digital Group for Ally Financial Inc. (NYSE: ALLY) from 2012 to 2015, and Senior Vice President, eCommerce executive for Ally from 2008 to 2012. She also was Senior Vice President, Online Banking and responsible for Bank of America Corp’s (NYSE: BAC) online and mobile banking products and services from 2002 to 2008. At both Ally and Bank of America she was responsible for the strategy and delivery of innovative online and mobile products, services and customer experiences, and also was responsible for the development and execution of Ally’s consumer social media strategy. She was part of the team to lead the rebranding of GMAC to Ally Financial, and was accountable for the launch of Ally Bank and the Ally Bank call centers in the U.S. and Canada. Before joining Bank of America, Ms. Wellborn served in various technology and customer service leadership positions at First Union/Wachovia.
Ms. Wellborn graduated with an Executive MBA from Queens University in North Carolina and holds a Bachelor of Arts degree from the University of North Carolina.
The board of directors believes that Ms. Wellborn’s extensive business experience, particularly in the financial, branding, technology and digital areas, qualifies her to serve as a member of our board of directors.

Retiring Director
Effective immediately following the Annual Meeting, Mr. Ian Sacks’ term will expire, at which time he will retire from our board of directors. The Company gratefully acknowledges and thanks Mr. Sacks for his years of service and dedication to our board of directors.
Board Effectiveness and Long-Term Planning
Assessments and Performance Reviews
Our board of directors and each of its committees conduct annual self-assessments, which are intended to facilitate a candid assessment and discussion by the board and each committee of its effectiveness in fulfilling its responsibilities. The nominating, governance and corporate sustainability committee oversees the annual self-assessments. All directors complete an evaluation form for the board and for each committee on which they serve. These forms include ratings for certain key metrics, as well as the opportunity for written comments. The comments provide key insights into the areas directors believe the board can improve or in which its performance is strong. Evaluation topics include number and length of meetings, topics covered and materials provided, committee structure and activities, board composition and expertise, director education opportunities, succession planning, director participation and interaction with management. Directors also conduct regular peer assessments of the performance of their fellow directors. These peer assessments include a questionnaire and individual director interviews and are typically conducted by our chairman, although an independent third party is used periodically to provide an outside perspective. Our board considers the results of the board, committee and peer assessments when making decisions on the structure and responsibilities of our board and its committees, and in our board refreshment process.
Board Succession Planning
As part of board succession planning, and to ensure our board of directors has a diverse and relevant mix of perspectives and expertise, the nominating, governance and corporate sustainability committee has been conducting an ongoing board refreshment process. As a result of this process, two new directors, Messrs. Natarajan and Black, joined the board of directors in May and September of 2022, respectively. Mr. Natarajan brought critical technology expertise and Mr. Black brought significant executive expertise in the healthcare technology industry. As noted above, one independent director, Mr. Sacks, is not standing for election, and accordingly, will retire from the board of directors effective following the Annual Meeting.

14 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
We expect this board refreshment process to continue over the coming years. As part of this process, gender diversity among director nominees fell to 25% this year due to the addition of Messrs. Black and Natarajan to the board of directors. However, with Mr. Sacks’ retirement from the board, gender diversity will increase to 27% immediately following the Annual Meeting (assuming all director nominees are elected). The nominating, governance and corporate sustainability committee expects gender diversity to again reach at least 30% over the next year as the board refreshment process continues.
The board refreshment process also includes refreshing committee leadership and membership from time to time. The chairs of each of our committees were changed recently, with Ms. McCowan becoming chair of the talent, compensation and culture committee in June 2020, and Mr. Dillon and Mses. Dilsaver and Wellborn becoming chairs of the audit and risk committee, nominating, governance and corporate sustainability committee, and cybersecurity and technology committee, respectively, in September 2021. Committee membership has also been refreshed as new directors have joined the board of directors and others have retired.
Considerations in Evaluating Director Nominees
Our nominating, governance and corporate sustainability committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, including the members of the board of directors eligible for re-election, our nominating, governance and corporate sustainability committee will consider the current size, composition and needs of our board of directors and the respective committees of the board of directors, including, without limitation, issues of character, integrity, judgment, diversity, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, and other commitments. Our nominating, governance and corporate sustainability committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.
Our nominating, governance and corporate sustainability committee requires the following minimum qualifications to be satisfied by any nominee for a position on the board of directors: (i) the highest personal and professional ethics and integrity; (ii) proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; (iii) skills that are complementary to those of the existing members of the board of directors; (iv) the ability to assist and support management and make significant contributions to our success; and (v) an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.
If our nominating, governance and corporate sustainability committee determines that an additional or replacement director is required, it may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating, governance and corporate sustainability committee, the board of directors or management. Our nominating, governance and corporate sustainability committee also may propose to the board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to the board of directors. After our nominating, governance and corporate sustainability committee makes its recommendations to the board of directors, the board of directors has final authority on determining the selection of those director candidates for nomination to the board of directors.
Director Independence
Our common stock is listed on the NASDAQ Global Select Market. Under NASDAQ rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and NASDAQ listing requirements. In addition, compensation committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and NASDAQ listing requirements.

HealthEquity, Inc. 2023 Proxy Statement | 15

Proposal No. 1 Election of Directors
Our board of directors has undertaken a review of the independence of each director and considered whether such director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors has determined that Messrs. Selander, Black, Corvino, Dillon, Natarajan, Parker and Sacks and Mses. Dilsaver, McCowan and Wellborn are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NASDAQ.
Our board of directors has determined that each member of our talent, compensation and culture committee meets the requirements for independence under the rules and regulations of the SEC, including Rule 10C-1 under the Exchange Act, and NASDAQ listing requirements, is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.
Board Leadership Structure
Our board of directors is responsible for providing oversight of the affairs of the Company. Our board of directors consists of a non-executive chairman of the board of directors and four standing committees that are each led by a chair. Ten of the 12 current directors (nine of the 11 following the Annual Meeting, assuming all nominees are re-elected) are independent, which we believe provides effective independent oversight of management. Our Chief Executive Officer is a director, but he does not serve as chairman of the board of directors and does not serve on any committee of the board of directors.
We believe that the current leadership structure of the board of directors is appropriate because it allows the board of directors and its committees to fulfill their responsibilities, draws upon the experience and talents of all directors, encourages management accountability to the board of directors and helps maintain good communication among members of the board of directors and with management. In particular, by having our Chief Executive Officer serve as a member of our board of directors—with a separate individual serving as chairman of our board of directors—we believe we optimize the development of our Company’s strategy by embracing the diverse perspectives and roles of our independent directors and our Chief Executive Officer.
While we currently have a separate non-executive chairman of the board of directors and Chief Executive Officer, our corporate governance guidelines allow for the same person to serve as both chairman and chief executive officer. In that circumstance, the independent directors would be entitled to elect a lead independent director. Among other reasons, our board of directors could determine to have the same person serve as both chairman and chief executive officer if it determined that doing so would better optimize the development of our Company’s strategy while also allowing the board of directors and its committees to fulfill their responsibilities.
Board Meetings and Committees
During the fiscal year ended January 31, 2023, our board of directors held six meetings (including regularly scheduled and special meetings). Each director, other than Mr. Sacks (who is retiring from the Board immediately following the Annual Meeting), attended at least 75% of the aggregate of  (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.
It is the policy of our board of directors to regularly have separate meeting times for independent directors without management.
Our board of directors has adopted a policy that our directors are strongly encouraged to attend each annual meeting of stockholders. All of the members of our board of directors who were directors at the time of our 2022 annual meeting of stockholders attended the annual meeting of stockholders.
Our board of directors has four standing committees:
•
the audit and risk committee,

•
the cybersecurity and technology committee,

•
the nominating, governance and corporate sustainability committee, and

•
the talent, compensation and culture committee.

16 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
The composition and responsibilities of each of the committees of our board of directors are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. Each committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and NASDAQ listing requirements. A copy of the charter of each committee is available in the Corporate Governance section of our Investor Relations webpage: ir.healthequity.com.
Audit and Risk Committee

Members:
•
Adrian Dillon (Chair and Financial Expert)

•
Paul Black (Financial Expert)

•
Frank Corvino

•
Evelyn Dilsaver (Financial Expert)

•
Rajesh Natarajan

•
Gayle Wellborn

Independence: 6 of 6
Meetings in Fiscal 2023: 11
Actions by Unanimous Written Consent: 0

Key responsibilities include:
•
selecting, hiring and setting the compensation for our independent registered public accounting firm to act as our independent auditor;

•
evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•
pre-approving any audit and non-audit and tax services to be performed by our independent registered public accounting firm;

•
reviewing and approving the internal audit plan for each upcoming year;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

•
overseeing procedures for the treatment of complaints on accounting, internal accounting controls or audit matters;

•
reviewing and discussing with the board of directors reports regarding the major risk exposures of the Company;

•
reviewing and approving the risk management plan for each upcoming year;

•
reviewing and discussing with management and our independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports;

•
reviewing our compliance with financial covenants under any existing debt instruments;

•
reviewing and approving related person transactions; and

•
preparing the audit and risk committee report that the SEC requires be included in our annual proxy statement.

HealthEquity, Inc. 2023 Proxy Statement | 17

Proposal No. 1 Election of Directors
Cybersecurity and Technology Committee
Members: • Gayle Wellborn (Chair) • Adrian Dillon • Rajesh Natarajan • Stuart Parker • Ian Sacks Independence: 5 of 5 Meetings in Fiscal 2023: 4 Actions by Unanimous Written Consent: 0
Key responsibilities include:
•
reviewing the Company’s cybersecurity threat landscape, risks and data security programs, as well as the Company’s management and mitigation of cybersecurity risks and potential breach incidents;

•
reviewing the Company’s compliance with applicable information security and data protection laws and industry standards;

•
reviewing the Company’s technology and information systems strategies and trends that may affect these strategies;

•
reviewing reports and key metrics on the Company’s cybersecurity, technology and information systems and related risk management programs;

•
reviewing the progress of major technology-related proposals, plans, projects and architecture decisions to ensure that these projects and decisions support the Company’s overall business strategy and receive appropriate support from the Company;

•
reviewing the capacity, performance and reliability of the Company’s technology platforms;

•
reviewing and discussing with management the Company’s cybersecurity, technology and information systems policies as to risk assessment and risk management;

•
reviewing and providing oversight on the Company’s crisis preparedness with respect to cybersecurity, technology and information systems;

•
referring to the audit and risk committee any matters that fall under the oversight of the audit and risk committee or are otherwise relevant for noting or consideration by the audit and risk committee; and

•
reviewing the Company’s budget, investments, insurance, training and staffing as they relate to cybersecurity, technology and information systems.

Nominating, Governance and Corporate Sustainability Committee
Members: • Evelyn Dilsaver (Chair) • Debra McCowan • Ian Sacks • Robert Selander Independence: 4 of 4 Meetings in Fiscal 2023: 6 Actions by Unanimous Written Consent: 1
Key responsibilities include:
•
evaluating and making recommendations regarding the qualifications, composition, organization, and governance of our board of directors;

•
identifying and screening individuals qualified to become members of our board of directors and making recommendations regarding the selection and approval of nominees for director;

•
overseeing the annual evaluation of and reporting to the board of directors on the performance and effectiveness of the board of directors and its committees;

•
overseeing the Company’s strategy, policies, programs and public reporting relating to corporate social responsibility matters, including with respect to environmental, social and governance sustainability matters; and

•
reviewing and making recommendations regarding our corporate governance guidelines and overseeing our corporate governance practices, including reviewing and making recommendations regarding other documents and policies in our corporate governance framework.

18 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
Talent, Compensation and Culture Committee
Members: • Debra McCowan (Chair) • Paul Black • Frank Corvino • Stuart Parker • Robert Selander Independence: 5 of 5 Meetings in Fiscal 2023: 6 Actions by Unanimous Written Consent: 1
Key responsibilities include:
•
reviewing and approving the corporate goals and objectives applicable to the compensation of our Chief Executive Officer and evaluating the Chief Executive Officer’s performance in light of those goals and objectives;

•
reviewing, approving and, when appropriate, making recommendations regarding our Chief Executive Officer’s and all other executive officers’ annual base salaries; incentive compensation plans, including the specific goals and amounts; equity compensation, employment agreements, severance arrangements and change-in-control arrangements; and any other benefits, compensation or arrangements;

•
administering our incentive compensation plans and equity compensation plans;

•
overseeing succession planning for key executives other than our Chief Executive Officer;

•
reviewing the Company’s program for management development;

•
reviewing, approving and, when appropriate, making recommendations regarding employee benefit plans;

•
overseeing the Company’s culture and related strategies, programs and risks;

•
overseeing the Company’s talent management, development and retention and related strategies, programs and risks, including the Company’s diversity and inclusion initiatives and results;

•
reviewing and discussing with management the Company’s Compensation Discussion and Analysis and the related executive compensation disclosures included in this proxy statement;

•
reviewing our incentive compensation arrangements to determine whether they encourage excessive risk-taking and evaluating compensation policies and practices that could mitigate such risk;

•
evaluating and making recommendations regarding the compensation of our non-employee directors;

•
reviewing our compliance with the requirements under the Sarbanes-Oxley Act relating to loans to directors and officers and with all other applicable laws affecting employee compensation and benefits; and

•
overseeing our overall compensation philosophy, compensation plans and benefits programs.

Compensation Committee Interlocks and Insider Participation
The current members of our talent, compensation and culture committee are Ms. McCowan and Messrs. Black, Corvino, Selander and Parker. None of the members of our talent, compensation and culture committee is or has been an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee, or other board committee performing equivalent functions, of any entity that has one or more executive officers serving on our talent, compensation and culture committee or our board of directors. None of the members of our talent, compensation and culture committee has any relationship required to be disclosed under this caption under the rules of the SEC.

HealthEquity, Inc. 2023 Proxy Statement | 19

Proposal No. 1 Election of Directors
Board Diversity Matrix
The following table includes the Company’s board diversity matrix as of May 12, 2023:
Total Number of Directors	12
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	9	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	2	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	8	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating, governance and corporate sustainability committee will consider candidates for directors recommended by stockholders holding at least one percent (1%) of the fully diluted capitalization of HealthEquity continuously for at least 12 months prior to the date of the submission of the recommendation. Our nominating, governance and corporate sustainability committee will evaluate such recommendations in the same manner as candidates recommended from other sources. Stockholders wishing to recommend a candidate for nomination should direct the recommendation in writing by letter to our Corporate Secretary at:
HealthEquity, Inc.
15 W. Scenic Pointe Dr., Suite 100
Draper, UT 84020
Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between the candidate and HealthEquity and evidence of the recommending stockholder’s ownership of our common stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership to the board of directors. Our nominating, governance and corporate sustainability committee has discretion to decide which individuals to recommend for nomination as directors, including issues of character, integrity, judgment, diversity, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and personal references.
A stockholder can nominate a candidate directly for election to our board of directors by complying with the procedures in Article II, Section 2 of our Amended and Restated By-Laws (“by-laws”) and the rules and regulations of the SEC. Any eligible stockholder who wishes to submit a nomination should review the requirements in our by-laws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary at:
HealthEquity, Inc.
15 W. Scenic Pointe Dr., Ste. 100
Draper, UT 84020

20 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
To be timely for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the nomination no earlier than February 23, 2024, and no later than March 24, 2024. The notice must state the information required by Article II, Section 2 of our by-laws and otherwise must comply with applicable federal and state law.
A nomination will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our by-laws, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act.
Director Compensation
In December 2022, with the assistance of Semler Brossy, our compensation consultant, our board of directors benchmarked our non-employee director compensation against our peers, reviewed our non-employee director compensation policy and determined that no changes were needed in the retainer fees payable to our non-employee directors pursuant to such policy. A director may elect to receive these retainer fees in cash or in the form of restricted stock units. The retainers that were payable to each of the non-employee directors of our board of directors for the fiscal year ended January 31, 2023 and that will be payable to each of the non-employee directors for the fiscal year ending January 31, 2024 are described below.
Director Retainer Fees	FY2024 ($)	FY2023 ($)
Annual Retainer Fee	50,000	50,000
Additional Annual Retainer Fee for Board Committee Chairpersons:
• Audit and Risk Committee	40,000	40,000
• Talent, Compensation and Culture Committee	20,000	20,000
• Nominating, Governance and Corporate Sustainability Committee	10,000	10,000
• Cybersecurity and Technology Committee	20,000	20,000
Additional Annual Retainer Fee for Board Committee Members:
• Audit and Risk Committee	15,000	15,000
• Talent, Compensation and Culture Committee	7,500	7,500
• Nominating, Governance and Corporate Sustainability Committee	5,000	5,000
• Cybersecurity and Technology Committee	7,500	7,500
Additional Chairperson Retainer Fee	100,000	100,000
In addition, pursuant to our non-employee director compensation policy, each non-employee director is entitled to receive:
•
an annual restricted stock unit award granted on the date of the Company’s annual meeting of stockholders with a value of  $200,000, with all of the shares of our common stock subject to the award vesting on the earlier of either the date of the Company’s next annual meeting of stockholders or the one-year anniversary of the date of the grant; and

•
for any newly appointed non-employee director, a pro-rated annual restricted stock unit award based on the date of appointment, that will vest on the date of the annual meeting following such appointment.

Pursuant to our non-employee director compensation policy, each non-employee director may elect to receive restricted stock units (with quarterly vesting) in lieu of cash retainers, except that no such deferral election is available in a non-employee director’s first year of service. The number of restricted stock units will be determined by dividing the value of the cash retainer by the closing price of a share of our common stock on the date of grant. Restricted stock units will be valued at 100% of the closing price of our common stock on the date of grant.
We also reimburse our directors for reasonable and necessary out-of-pocket expenses incurred in attending board of directors and committee meetings or performing other services for us in their capacities as directors.
Directors who also serve as directors of our wholly owned subsidiary HealthEquity Trust Company receive an annual cash retainer fee of  $15,000 for that service.

HealthEquity, Inc. 2023 Proxy Statement | 21

Proposal No. 1 Election of Directors
Fiscal 2023 Director Compensation Table
The following table sets forth information concerning the compensation paid to our non-employee directors during the fiscal year ended January 31, 2023.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3)(4) ($)	All Other Compensation(5) ($)	Total ($)
Robert Selander	162,500	278,000	—	440,500
Paul Black	30,275	161,538	—	191,813
Frank Corvino	72,500	278,000	—	350,500
Adrian Dillon	—	375,500	—	375,500
Evelyn Dilsaver	70,000	278,000	15,000	363,000
Debra McCowan	—	353,000	—	353,000
Rajesh Natarajan	49,547	228,563	—	278,110
Stuart Parker	—	343,000	—	343,000
Ian Sacks	—	335,500	—	335,500
Gayle Wellborn	85,000	278,000	—	363,000

(1)
In the fiscal year ended January 31, 2022, the Company paid certain non-employee directors cash retainer fees greater than they were entitled to receive based on their service due to changes in committee and chair assignments that occurred during the fiscal year. As a result, cash payments to impacted directors in the fiscal year ended January 31, 2023 were reduced by the amounts of any overpayments in the fiscal year ended January 31, 2022.

(2)
The amounts reported in this column represent the aggregate grant date value of the restricted stock units granted to the non-employee directors during the fiscal year ended January 31, 2023, calculated in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The grant date fair value is calculated using the closing price of our common stock on the date of grant. See Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2023 for a discussion of the assumptions used to calculate these values.

(3)
The table below shows the aggregate number of option awards outstanding, whether or not exercisable, and unvested restricted stock units outstanding for each non-employee director as of January 31, 2023.

Name	Aggregate Option Awards Outstanding as of January 31, 2023 (#)	Aggregate Unvested Restricted Stock Units Outstanding as of January 31, 2023 (#)
Robert Selander	65,000	2,996
Paul Black	—	2,458
Frank Corvino	10,090	2,996
Adrian Dillon	24,446	2,996
Evelyn Dilsaver	55,851	9,492
Debra McCowan	—	2,996
Rajesh Natarajan	—	2,996
Stuart Parker	—	8,527
Ian Sacks	53,024	2,996
Gayle Wellborn	12,075	2,996

(4)
In connection with the transition of the timing of annual director equity awards, for the period from February 1, 2022 until the date of the Company’s annual meeting of stockholders in 2022, a one-time equity award was granted to the directors serving on the board at that time with a value of  $78,000 (pro rata for Mr. Natarajan). All of the shares of our common stock subject to this one-time award vested on the date of the Company’s annual meeting of stockholders in 2022.

(5)
Includes cash retainer fees paid to Ms. Dilsaver for serving on the board of directors of HealthEquity Trust Company, a wholly owned subsidiary of the Company.

Director Stock Ownership Guidelines
Under our stock ownership guidelines, each non-employee director, within five years of the director’s election or appointment to the board of directors, should own shares of our common stock with a value equal to five times the director’s annual cash retainer.

22 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
The table below shows the ownership guidelines for each of our non-employee directors, their applicable compliance dates, and whether they were in compliance, as applicable, as of July 31, 2022, which was the last applicable measurement date under our stock ownership guidelines:
Name	Ownership Guideline (Multiple of Annual Cash Retainer)	Compliance Date	Compliance Status
Robert Selander	5x	July 31, 2021	In compliance
Paul Black	5x	September 1, 2027	N/A
Frank Corvino	5x	July 31, 2021	In compliance
Adrian Dillon	5x	September 1, 2021	In compliance
Evelyn Dilsaver	5x	July 31, 2021	In compliance
Debra McCowan	5x	April 1, 2023	N/A
Rajesh Natarajan	5x	May 2, 2027	N/A
Stuart Parker	5x	December 4, 2025	N/A
Ian Sacks	5x	July 31, 2021	In compliance
Gayle Wellborn	5x	August 1, 2022	N/A
At the time of the last applicable measurement date, half of the fair market value of the shares of our common stock underlying vested stock options (to the extent the fair market value exceeded the applicable exercise price) were included when determining the director’s stock ownership, and shares underlying unvested restricted stock units were not counted towards determining the director’s stock ownership. Following the last applicable measurement date, at the recommendation of its compensation consultant, the board of directors amended our stock ownership guidelines such that shares of our common stock underlying vested stock options are no longer included when determining the director’s stock ownership, but both unvested and deferred and vested time-based restricted stock units are included when determining the director’s stock ownership. We believe that the stock ownership guidelines serve to further align the interests of our non-employee directors with the interests of our stockholders.
Vote Required
The election of directors requires a majority of the votes cast by the holders of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. A “majority of the votes cast” means the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election. Abstentions and broker non-votes will not count as a vote cast either “for” or “against” a director’s election.
In the event any nominee for director receives a greater number of votes “against” his or her election than votes “for” such election, such nominee is required pursuant to the Company’s Corporate Governance Guidelines to irrevocably offer in writing his or her resignation to the board of directors, which the board of directors will determine whether to accept or reject. Our nominating, governance and corporate sustainability committee (excluding, if applicable, the director who tendered the resignation) will evaluate any such resignation in light of the best interests of the Company and its stockholders in determining whether to recommend to the board of directors that it accept or reject the resignation.
In reaching its decision, pursuant to our corporate governance guidelines, the board of directors may consider any factors it deems relevant, including but not limited to, (i) any stated reasons why stockholders voted against the director, (ii) any alternatives for curing the underlying cause of the “against” votes, (iii) the director’s tenure, (iv) the director’s qualifications, (v) the director’s past and expected future contributions to the Company, and (vi) the overall composition of the board of directors. In addressing such resignation, the board of directors may (A) accept the resignation offer, (B) defer acceptance of the resignation offer, (C) maintain the director but attempt to address the underlying cause of the “against” votes, (D) resolve that the director will not be re-nominated in the future for election, or (E) reject the resignation offer. An accepted resignation offer will become effective immediately upon acceptance or upon such other time as determined by the independent members of the board of directors.

HealthEquity, Inc. 2023 Proxy Statement | 23

Proposal No. 1 Election of Directors
Additional Corporate Governance Matters
Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, cyber, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk to our business. Management is responsible for the day-to-day management of risks the Company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management.
Our enterprise risk management program is led by our Senior Vice President of Risk and Compliance, who reports to our Executive Vice President, General Counsel and Corporate Secretary. The enterprise risk management team works with leaders across the Company to identify material risks and makes plans for risk remediation and acceptance. Our SVP of Risk and Compliance is a member of the Company’s disclosure committee and assists with the preparation of the Company’s public disclosure as part of the Company’s disclosure controls and procedures.
In its risk oversight role, our board of directors and its committees have the responsibility to satisfy themselves that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our President and Chief Executive Officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the Company, as well as at such other times as they deem appropriate.
Our full board of directors reviews strategic and operational risk in the context of reports from our management team, receives reports on all significant committee activities at each regular meeting and evaluates the risks inherent in any significant transactions. In addition, the board of directors meets annually to discuss the key risks impacting the Company’s ability to achieve its corporate strategy.
While our board of directors is ultimately responsible for risk oversight, to more effectively provide adequate oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk:
•
Our audit and risk committee assists our board of directors in fulfilling its oversight responsibilities with respect to enterprise risk management. The audit and risk committee annually reviews the Company’s enterprise risk management program and annual plan and receives quarterly updates on the state of the program and progress toward achievement of the plan. In addition, the audit and risk committee reviews risks in the areas of internal control over financial reporting and disclosure controls and procedures and legal and regulatory compliance, and discusses with management and our independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit and risk committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Furthermore, the audit and risk committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent auditor (including resolution of disagreements between management and our auditor regarding financial reporting) in connection with auditing the Company’s annual financial statements, books, records, accounts and internal controls over financial reporting and related work.

•
Our cybersecurity and technology committee oversees management’s responsibilities with respect to the Company’s cybersecurity and technology and associated risks.

•
Our nominating, governance and corporate sustainability committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, environmental, social and governance matters and corporate governance.

•
Our talent, compensation and culture committee assesses risk created by the incentives inherent in our compensation policies and practices, as well as our culture and talent management and our diversity and inclusion initiatives.

24 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
Oversight of Environmental, Social and Governance Matters
Environmental, social and governance (“ESG”) matters are overseen by our board of directors and its committees, as well as management. Our board of directors provides strategic oversight of ESG topics material to the Company. As described above in “—Board Meetings and Committees—Nominating, Governance and Corporate Sustainability Committee”, the nominating, governance and corporate sustainability committee provides general oversight of the Company’s strategy, policies, programs and public reporting relating to corporate social responsibility matters, including ESG matters and provides regular updates to the board of directors regarding these matters. As further described below, the board’s committees also provide oversight of individual ESG topics material to the Company.
In 2021, the Company engaged an independent third-party to develop a materiality assessment of ESG topics. This assessment was overseen by our nominating, governance and corporate sustainability committee and coordinated by our Vice President of Corporate Sustainability. The assessment identified ESG topics material to the Company. For a description of these ESG topics, please review the Company’s 2023 Corporate Sustainability Report: “Sustainably Purple”, which is available on the Company’s website, but is not incorporated into this proxy statement.
The following table identifies each of the material ESG topics and the board committee that provides oversight of that topic:
Oversight Committee
	Audit and Risk	Cybersecurity and Technology	Nominating, Governance and Corporate Sustainability	Talent, Compensation and Culture
ESG Topic	Customer Privacy	Data Security	Anti-Corruption	Diversity and Equal Opportunity
Covid-19 Response
Employment and Employee Benefits
Non-Discrimination
Cybersecurity Oversight
As described above in “Board Meetings and Committees—Cybersecurity and Technology Committee”, the cybersecurity and technology committee provides oversight of the Company’s cybersecurity threat landscape, risks and data security programs, and the Company’s management and mitigation of cybersecurity risks and potential breach incidents. The cybersecurity and technology committee meets with the Company’s Chief Security Officer and team to, among other items, review any cybersecurity incidents, review key metrics on the Company’s cybersecurity program and related risk management programs, and discuss the Company’s cybersecurity programs and goals. The cybersecurity and technology committee updates the full board of directors during each quarterly board meeting, or more frequently if circumstances dictate.
The audit and risk committee provides an additional layer of cybersecurity oversight, as it provides oversight of the Company’s enterprise risk management program, which includes management of cybersecurity risks and the potential fraud and privacy risks that could arise from a cybersecurity incident.
Corporate Governance Guidelines, Code of Business Conduct and Ethics and Policy Oversight
Our board of directors has adopted corporate governance guidelines. These guidelines address items such as the role of our board of directors, conduct of board of directors and committee meetings and other corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. Our code of business conduct and ethics and our corporate governance guidelines are posted on the Corporate Governance section of our Investor Relations webpage: ir.healthequity.com. We intend to post any amendments to our code of business conduct and ethics and our corporate governance guidelines, and any waivers of our code of business conduct and ethics for directors and executive officers, on the same website.
In addition to the corporate governance guidelines and code of business conduct and ethics, our board of directors also conducts an annual review of each committee charter and several other key governance policies.

HealthEquity, Inc. 2023 Proxy Statement | 25

Proposal No. 1 Election of Directors
Related Person Transactions Governance
Our board of directors has adopted a formal written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director, or person who was serving as a director and/or executive officer at any time since the beginning of our last fiscal year, nominee for director, or holder of more than five percent of our common stock, or any of their immediate family members or affiliates. Related person transactions refers to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we or our subsidiaries were or are to be a participant, where the amount involved exceeds or is reasonably expected to exceed $120,000, and a related person had, has or will have a direct or indirect interest, other than publicly disclosed compensation arrangements with directors and executive officers, reimbursement of advances of business travel and expenses, certain transactions with other companies, certain charitable contributions, transactions where all stockholders receive proportional benefits and transactions involving competitive bids.
The policy provides that for any transaction the General Counsel determines is a related person transaction, our audit and risk committee or, in those instances in which the General Counsel, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable to wait until the next regularly scheduled audit and risk committee meeting, the chair of the audit and risk committee will consider all of the available facts and circumstances relevant to the transaction, including (if applicable) but not limited to: (i) the benefits to us; (ii) in the event the related person is a director (or immediate family member of a director or an entity with which a director is a partner, stockholder or executive officer), the impact that the transaction will have on a director’s independence; (iii) whether any alternative transactions or sources for comparable services or products are available; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to associates generally. After considering all such facts and circumstances and evaluating all options available to us, including ratification, revision or termination of the related person transaction, our audit and risk committee or the chair of the audit and risk committee, as applicable, shall determine in good faith whether the related person transaction is in, or is not inconsistent with, our best interests.
Related Person Transactions
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were or will be a party, in which:
•
the amounts involved exceeded or are expected to exceed $120,000; and

•
any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock, or any immediate family member or affiliate of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

The Vanguard Group, Inc. (“Vanguard”) is the beneficial owner of more than 5% of the Company’s outstanding common stock. The Company is party to an Employer Services Agreement with Vanguard through which the Company provides HSAs to Vanguard employees. Vanguard is also party to a Client Referral and SSO Agreement with the Company through which Vanguard may refer its clients to the Company for the provision of HSAs in return for certain referral fees paid by the Company. Under the agreements, the Company received $341,523 during the fiscal year ended January 31, 2023, paid Vanguard $955,814 during the fiscal year ended January 31, 2023, and expects to receive more than $120,000 during the fiscal year ending January 31, 2024.
BlackRock, Inc. (“BlackRock”) is the beneficial owner of more than 5% of the Company’s outstanding common stock. The Company is party to a Master Services Agreement with BlackRock through which the Company provides consumer-directed benefits to BlackRock employees. Under this agreement, BlackRock paid the Company $136,967 during the fiscal year ended January 31, 2023, and the Company expects to receive more than $120,000 during the fiscal year ending January 31, 2024.
FMR, LLC (“FMR”) is the beneficial owner of more than 5% of the Company’s outstanding common stock. The Company, through its subsidiary WageWorks, is party to an Employer Services Agreement with an affiliate of FMR through which WageWorks provides consumer-directed benefits to employees of FMR and its affiliates. Under this agreement, the Company received $4,301,204 during the fiscal year ended January 31, 2023, and the Company expects to receive more than $120,000 during the fiscal year ending January 31, 2024.
We have also entered into indemnification agreements with our directors and certain of our executive officers. The indemnification agreements and our certificate of incorporation and by-laws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

26 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 1 Election of Directors
Other than as described above, there has not been over the last fiscal year, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.
Whistleblower Policy
The audit and risk committee has established a telephone and Internet whistleblower hotline available to employees of the Company for the confidential and anonymous submission of suspected violations, including complaints regarding accounting, internal accounting controls or auditing matters, harassment, fraud and policy violations.
Stockholder Engagement
We carefully consider feedback from our stockholders regarding our executive compensation program and corporate governance issues. Our stockholders are invited to express their views to members of our board of directors as described under “Policies and Procedures for Communications to Independent Directors” below. We also engage in dialogue with our major stockholders throughout the year to solicit their views and opinions about various topics and matters of mutual interest.
We believe that our stockholder outreach process continues to strengthen our understanding of our stockholders’ concerns and the issues on which they are focused. We therefore expect to continue to engage with our stockholders on a regular basis.
Policies and Procedures for Communications to Independent Directors
In cases where stockholders wish to communicate directly with our non-management directors, messages can be sent to our General Counsel at:
HealthEquity, Inc.
15 W. Scenic Pointe Drive, Suite 100
Draper, UT, 84020
(801) 727-1000
Our General Counsel will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the board of directors. Our General Counsel may decide in the exercise of his judgment whether a response to any stockholder communication is necessary and shall provide a report to our nominating, governance and corporate sustainability committee on a quarterly basis of any stockholder communications received to which the General Counsel has responded. This procedure does not apply to communications to non-management directors from officers or directors of HealthEquity who are stockholders or to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

HealthEquity, Inc. 2023 Proxy Statement | 27

Proposal No. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
Our audit and risk committee has appointed PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2024. PwC also served as our independent registered public accounting firm for the fiscal year ended January 31, 2023. Pursuant to the requirement mandated by the Sarbanes-Oxley Act of 2002, PwC’s lead audit partner rotates every five years, and will be required to rotate after the completion of the audit of our financial statements for the fiscal year ending January 31, 2026.
At the Annual Meeting, stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending January 31, 2024. Stockholder ratification of the appointment of PwC is not required by our by-laws or other applicable legal requirements. However, our board of directors is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit and risk committee. Even if the appointment is ratified, our audit and risk committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the fiscal year ending January 31, 2024, if our audit and risk committee believes that such a change would be in the best interests of the Company and its stockholders.
Representatives of PwC are expected to be present virtually at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.
Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024.

28 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by PwC for the fiscal years ended January 31, 2023 and 2022.
	2023 ($ in thousands)	2022 ($ in thousands)
Audit fees(1)	5,288	6,307
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	1	9
Total	5,289	6,316

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, services rendered in connection with registration statements on Form S-8, services performed in connection with the filing of a prospectus supplement, and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.”

(3)
Tax fees consist of fees billed for professional services rendered by PwC for tax advice.

(4)
All other fees consist of the aggregate fees billed for products and services provided and not otherwise included in “Audit fees,” “Audit-related fees” or “Tax fees”.

Auditor Independence
In the fiscal year ended January 31, 2023, there were no other professional services provided by PwC that would have required our audit and risk committee to consider their compatibility with maintaining the independence of PwC.
Audit and Risk Committee Policy on Pre-Approval of Audit and Permitted Non-Audit and Tax Services of Independent Registered Public Accounting Firm
Our audit and risk committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit and risk committee is required to pre-approve all audit and permitted non-audit and tax services performed by our independent registered public accounting firm in order to ensure that the provision of such services do not impair such accounting firm’s independence. All fees paid to PwC for the fiscal years ended January 31, 2023 and 2022 were pre-approved by our audit and risk committee.
Vote Required
The ratification of the appointment of PwC requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal.

HealthEquity, Inc. 2023 Proxy Statement | 29

Audit and Risk Committee Report
The information contained in the following Audit and Risk Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that HealthEquity, Inc., or the Company, specifically incorporates it by reference in such filing.
As members of the audit and risk committee, we are responsible for overseeing the Company’s accounting and financial reporting processes, the Company’s risk management and risk governance structure, the performance of the Company’s internal audit function and the audit of the Company’s financial statements. In addition, the audit and risk committee is responsible for reviewing and approving the Company’s risk management plan for each fiscal year. During the fiscal year ended January 31, 2023, the audit and risk committee held 11 meetings—with and without management present—at which the audit and risk committee reviewed and discussed, among other items, the Company’s operational auditing procedures, the annual plan and scope of work of the independent auditor, and the requirements of, and the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including the Public Company Accounting Oversight Board’s, or PCAOB’s, Auditing Standard No. 5 regarding the audit of internal control over financial reporting.
The audit and risk committee has oversight responsibility for management’s implementation of procedures for identifying, monitoring and communicating the risks inherent to the Company’s business, including financial and strategic risks and risks regarding the Company’s operations and reputation (including cyber risks). The audit and risk committee receives regular reports from management regarding the Company’s assessment of risk and regularly reports to the full board of directors. In addition, the cybersecurity and technology committee refers to the audit and risk committee any matters that have come to the attention of the cybersecurity and technology committee that fall under the oversight of the audit and risk committee, or are otherwise relevant for noting or consideration by the audit and risk committee, including any matters relating to the Company’s internal control over financial reporting.
The audit and risk committee has established a telephone and Internet whistleblower hotline available to employees of the Company for the confidential and anonymous submission of suspected violations, including complaints regarding accounting, internal accounting controls or auditing matters, harassment, fraud and policy violations. The audit and risk committee receives regular updates on submissions to the hotline.
The audit and risk committee has reviewed and discussed the Company’s audited consolidated financial statements with management and PricewaterhouseCoopers LLP, or PwC, the Company’s independent registered public accounting firm. The audit and risk committee has discussed with PwC the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, issued by the PCAOB.
The audit and risk committee has received and reviewed the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the audit and risk committee concerning independence, and has discussed with PwC its independence. In such discussions, the audit and risk committee considered, among other things, the length of time the PwC audit partner and other staff have been on the engagement, and other relationships that may impact the firm’s objectivity and independence.
Based on the review and discussions referred to above, the audit and risk committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 31, 2023, for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the audit and risk committee of the board of directors:
Adrian Dillon (Chair)
Paul Black
Frank Corvino
Evelyn Dilsaver
Rajesh Natarajan
Gayle Wellborn

30 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 3
Advisory Vote on Compensation Paid to Our Named Executive Officers
Section 14A of the Exchange Act enables our stockholders to vote to approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to our named executive officers as disclosed in the section of this proxy statement titled “Executive Compensation,” including the Compensation Discussion and Analysis, compensation tables and narrative discussion that follows the compensation tables. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation paid to our named executive officers. Our stockholders previously approved, on a non-binding, advisory basis, that we conduct a “say-on-pay” vote on an annual basis.
As described in detail in the section of this proxy statement titled “Executive Compensation,” our compensation program for our named executive officers is designed to (i) attract and retain highly qualified named executive officers, who are critical to our long-term success; (ii) motivate and reward our named executive officers for achieving our short-term business and long-term strategic goals; and (iii) align the financial interests of our named executive officers with those of our stockholders.
Stockholders are urged to read the Compensation Discussion and Analysis, compensation tables and narrative discussion that follows the compensation tables in this proxy statement, which discuss in greater detail our compensation philosophy, policies and practices. Our board of directors believes that the compensation paid to our named executive officers is necessary, appropriate and properly aligned with our compensation philosophy and policies.
This vote is not intended to address any specific item of compensation, but rather the overall compensation paid to our named executive officers, and the philosophy, policies and practices described in this proxy statement. Accordingly, stockholders are being asked to indicate their support for the compensation paid to our named executive officers as described in this proxy statement by approving the following advisory resolution:
RESOLVED, that the stockholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.
Although the vote is intended to be advisory and non-binding, we value the views of our stockholders, and the board of directors and our talent, compensation and culture committee will consider the voting results, along with other relevant factors, in connection with their ongoing evaluation of our executive compensation program.
Recommendation

The Board of Directors unanimously recommends that stockholders vote their shares, on a non-binding, advisory basis, “FOR” the proposal to approve the compensation paid to our named executive officers as described in this proxy statement.

Vote Required
The approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers as described in this proxy statement requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal.

HealthEquity, Inc. 2023 Proxy Statement | 31

Executive Officers
The following table identifies certain information about our executive officers as of May 12, 2023. Each executive officer serves at the discretion of our board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.
Name	Age	Position(s)
Jon Kessler	55	President and Chief Executive Officer
Stephen Neeleman, M.D.	55	Founder and Vice Chairman
Delano Ladd	42	Executive Vice President, General Counsel and Corporate Secretary
Tyson Murdock	52	Executive Vice President, Chief Financial Officer
Elimelech Rosner	66	Executive Vice President, Chief Technology Officer
Larry Trittschuh	51	Executive Vice President, Chief Security Officer
Jon Kessler
President and Chief Executive Officer Since: February 2014 | Director Since: March 2009

Jon Kessler has served as our President and Chief Executive Officer since February 2014 and as a director since March 2009. From March 2009 through January 2014, he served as our Executive Chairman. Prior to joining HealthEquity, Mr. Kessler founded WageWorks, a provider of tax-advantaged programs for consumer-centric health, commuter and other employee spending account benefits, serving as Chief Executive Officer of that company from 2000 to 2004, Executive Chairman in 2005, and Chief Executive Officer from 2006 to 2007. Prior to founding WageWorks, Mr. Kessler was a benefits taxation specialist at Arthur Andersen, LLP and, prior to that, he was a senior economist in Washington, D.C., specializing in employee benefits and environmental taxation during the Clinton and Bush (Sr.) administrations.
Mr. Kessler also currently serves as a trustee of the Employee Benefits Research Institute and a director of the International Baccalaureate Organization, both nonprofit organizations.
Mr. Kessler holds a B.A. from George Washington University in International Affairs and an M.P.P. from Harvard University’s John F. Kennedy School of Government.

Stephen Neeleman, M.D.
Founder Since: 2002 | Vice Chairman Since: February 2014

Stephen Neeleman, M.D. founded HealthEquity in 2002 and has served as our Vice Chairman since February 2014, having previously served as Chief Executive Officer from November 2002 through January 2014 and as a director since November 2002. Dr. Neeleman is a board certified general surgeon and practiced in Arizona and for Intermountain Healthcare in Utah, from July 2003 to December 2014. Dr. Neeleman is the co-author of The Complete HSA Guidebook—How to Make Health Savings Accounts Work for You and a contributor to The Innovator’s Prescription—A Disruptive Solution for Health Care. While on the faculty of the University of Arizona Department of Surgery, Dr. Neeleman spent time in Washington, D.C. educating lawmakers prior to the passage of the law that created HSAs. He serves on the America’s Health Insurance Plans’ HSA Leadership Council and the American Bankers’ Association HSA Council. He also serves on the State of Utah’s Health Data Committee and the Governor’s Office of Economic Development Board of Directors.
Prior to attending medical school, Dr. Neeleman worked as a senior manager for Morris Air (later acquired by Southwest Airlines).
Dr. Neeleman holds a B.A. from Utah State University and an M.D. from the University of Utah, and completed his surgical residency at the University of Arizona in Tucson.

32 | HealthEquity, Inc. 2023 Proxy Statement

Executive Officers
Delano Ladd
Executive Vice President, General Counsel and Corporate Secretary Since: September 2016

Delano Ladd has served as our Executive Vice President, General Counsel and Corporate Secretary since September 2016, having previously served as our Deputy General Counsel from April to September 2016. Prior to joining HealthEquity, Mr. Ladd worked as an attorney in the Corporate and Financial Services practice group in the New York office of Willkie Farr & Gallagher LLP.
Mr. Ladd holds a B.A. from the University of Colorado and a J.D. from St. John’s University School of Law.

Tyson Murdock
Executive Vice President and Chief Financial Officer Since: April 2021

Tyson Murdock has served as our Executive Vice President and Chief Financial Officer since April 2021. Mr. Murdock joined HealthEquity in January 2018 and served as Senior Vice President and Corporate Controller until June 2020 and most recently as Executive Vice President and Deputy Chief Financial Officer from June 2020 to March 2021. Prior to joining HealthEquity, Mr. Murdock worked in various roles at eBay, Inc. beginning in the San Jose, CA corporate headquarters in 2007 as part of the Mergers and Acquisitions team, followed by service in the Salt Lake City, Utah office as the Chief Financial Officer of eBay Marketplace’s Global Customer Experience division from February 2015 to January 2018. Prior to joining eBay, Inc., Mr. Murdock worked as a senior manager at Ernst & Young LLP in the San Francisco Bay area, serving a variety of public and private audit clients.
Mr. Murdock holds a B.S. and a Master of Accountancy from Brigham Young University and is a Certified Public Accountant.

Elimelech Rosner
Executive Vice President and Chief Technology Officer Since: March 2022

Elimelech Rosner has served as our Executive Vice President and Chief Technology Officer since March 2022 and leads our technology team. Prior to joining HealthEquity, Mr. Rosner was Chief Product and Technology Officer for Finastra Limited from 2018 to 2022. Prior to his employment by Finastra Limited, Mr. Rosner worked in various technology leadership roles at NCR Payment Solutions from 2011 to 2018, including most recently as Chief Technology Officer from 2016 to 2018.
Mr. Rosner holds a Bachelor of Arts degree in Computer Science and a Bachelor of Science degree in Civil Engineering, each from Technion, Israel Institute of Technology.

Larry Trittschuh
Executive Vice President and Chief Security Officer Since: December 2018

Larry Trittschuh has served as our Executive Vice President and Chief Security Officer since December 2018. Mr. Trittschuh leads information security, privacy, fraud prevention, incident response, physical security, and enterprise risk teams. Prior to joining HealthEquity, Mr. Trittschuh served as Chief Security Officer for Barclays Americas from March 2018 to December 2018. Mr. Trittschuh’s professional background also includes Senior Vice President, Information Security for Synchrony Financial from July 2014 to March 2018, and various information security roles at General Electric from August 2006 to July 2014. Mr. Trittschuh has been an active participant in shaping cybersecurity partnership strategies in both industry and government. He was a founding Board member of the Defense Security Information Exchange (DSIE) and served on the Board of Directors of the Internet Security Alliance. Prior to joining GE, Mr. Trittschuh served as a pilot in the United States Air Force and Senior Consultant for BearingPoint, a management and technology consulting firm.
Mr. Trittschuh holds a bachelor’s degree in political science from the United States Air Force Academy and an FAA Airline Transport Pilot certificate.

HealthEquity, Inc. 2023 Proxy Statement | 33

Talent, Compensation and Culture Committee Report
Our talent, compensation and culture committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, our talent, compensation and culture committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted by the members of the talent, compensation and culture committee of the board of directors:
Debra McCowan (Chair)
Paul Black
Frank Corvino
Stuart Parker
Robert Selander

34 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the compensation program for our named executive officers. During the fiscal year ended January 31, 2023, these individuals were:
•
Jon Kessler, our President and Chief Executive Officer (our “CEO”);

•
Stephen Neeleman M.D., our Founder and Vice Chairman (our “Founder and Vice Chairman”);

•
Tyson Murdock, our Executive Vice President and Chief Financial Officer (our “CFO”);

•
Elimelech Rosner, our Executive Vice President and Chief Technology Officer (our “CTO”);

•
Larry Trittschuh, our Executive Vice President and Chief Security Officer (our “CSO”); and

•
Edward Bloomberg, our former Executive Vice President and Chief Operating Officer (our “Former COO”).

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during the fiscal year ended January 31, 2023. It also provides an overview of our executive compensation philosophy and objectives. Finally, it analyzes how and why our talent, compensation and culture committee, which we refer to as the compensation committee in this Compensation Discussion & Analysis, arrived at the specific compensation decisions for our executive officers, including the named executive officers, for the fiscal year ended January 31, 2023, including the key factors that the compensation committee considered in determining their compensation.
Executive Summary
Fiscal Year 2023 Business Highlights
During the fiscal year ended January 31, 2023, we continued to execute on our core financial and business objectives. Our key financial and operational results were as follows:
•
Overall revenue of  $861.7 million, representing an increase of 14% from the fiscal year ended January 31, 2022;

•
Net loss of  $26.1 million, compared to net loss of  $44.3 million in the fiscal year ended January 31, 2022;

•
Net loss per diluted share of  $0.31, compared to net loss per diluted share of  $0.53 for the fiscal year ended January 31, 2022;

•
Adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”)(1) of  $272.3 million, representing an increase of 15% from the fiscal year ended January 31, 2022;

•
8.0 million health savings accounts (“HSAs”) at the end of the fiscal year ended January 31, 2023, representing an increase of 11% compared to the fiscal year ended January 31, 2022;

•
New HSAs from sales of 971,000; and

•
HSA Assets of  $22.1 billion as of January 31, 2023, representing an increase of 13% from the fiscal year ended January 31, 2022.

(1)
Adjusted EBITDA is not a generally accepted accounting principles (“GAAP”) financial measure. The definition of this non-GAAP financial measure, and a reconciliation to the most comparable GAAP measure, is included as Exhibit A to this proxy statement.

HealthEquity, Inc. 2023 Proxy Statement | 35

Compensation Discussion and Analysis
Fiscal Year 2023 Executive Compensation Highlights
The following key compensation actions were taken with respect to the named executive officers for the fiscal year ended January 31, 2023 in order to better align their compensation with those holding similar executive positions within our compensation peer group:
Base Salaries
Annual base salaries for our CEO, Founder and Vice Chairman, CSO, and Former COO were unchanged from their previous year-end levels for the fiscal year ended January 31, 2022. The annual base salary for our CFO was increased by 14% from its previous year-end level for the fiscal year ended January 31, 2022 in order to (i) help ensure retention and (ii) ensure consistency with the general guideline established by our compensation committee of targeting total direct compensation for executive officers at the 50th percentile of the market, based on our compensation peer group. In connection with the hiring of our CTO effective March 15, 2022, our CTO received an annual base salary of  $550,000.

Annual Cash Bonuses
The target annual cash bonus opportunities for our CEO, Founder and Vice Chairman, CFO, CSO, and Former COO were unchanged from their previous levels for the fiscal year ended January 31, 2022. In connection with the hiring of our CTO effective March 15, 2022, our CTO was eligible to earn an annual cash bonus with a target of 75% of his base salary payable on the achievement of company performance objectives. Based on our performance as measured against our corporate performance objectives, annual cash bonuses paid to our CEO, Founder and Vice Chairman, CFO, CTO, and CSO under the 2023 Executive Bonus Plan ranged from 100% to 120% of their target annual cash bonus opportunities. In connection with his involuntary separation, our Former COO received a pro rata annual cash bonus payment pursuant to the terms of his employment agreement.

Long-Term Incentive Compensation
Our CEO, Founder and Vice Chairman, CFO, CTO, CSO, and Former COO received performance-based vesting restricted stock units, which are earned based on our relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index in the period beginning March 30, 2022 (the date the performance-based vesting restricted stock units were granted by the compensation committee) and ending January 31, 2025. In addition, our Founder and Vice Chairman, CFO, CTO, CSO, and Former COO were granted long-term incentive compensation in the form of time-based vesting restricted stock units, which vest over a multi-year period.

Pay-for-Performance Discussion
We believe that our executive compensation program is reasonable, competitive, and appropriately balances the goals of attracting, motivating, rewarding, and retaining our executive officers. To ensure that our executive officers’ interests are aligned with those of our stockholders and to motivate and reward individual initiative and effort, the compensation committee seeks to ensure that a majority of their target annual total direct compensation opportunity is “at-risk” and will vary above or below target levels commensurate with our performance.
We emphasize performance-based compensation that appropriately rewards our executive officers for delivering financial, operational, and strategic results that meet or exceed pre-established goals through our annual cash bonus plan, as well as through the grant of both time-based and performance-based vesting equity awards for shares of our common stock, which we use to deliver long-term incentive compensation opportunities.

36 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
Executive Compensation Policies and Practices
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The compensation committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during the fiscal year ended January 31, 2023:
What We Do:

•
Independent Compensation Committee. Our compensation committee is comprised solely of independent directors.

•
Independent Compensation Committee Advisor. The compensation committee engaged its own independent compensation consultant to assist with its compensation review for the fiscal year ended January 31, 2023.

•
Annual Executive Compensation Review. The compensation committee reviews and approves our compensation strategy, including a review and determination of our compensation peer group to be used for comparative purposes and a review of our compensation-related risk profile, to ensure that our compensation programs do not encourage excessive or inappropriate risk taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

•
Multi-year Vesting and Earn-out Requirements. The equity awards granted to our executive officers vest or are earned over multi-year periods, consistent with current market practice and our retention objectives.

•
Risk Mitigation. Our executive compensation program is designed, in part, to manage business and operational risk and to discourage short-term risk taking at the expense of long-term results.

•
Pay for Performance. A majority of target annual compensation for our named executive officers is “at-risk” compensation, including the performance-based annual cash incentive and long-term equity awards, subject to both performance-based and time-based vesting requirements.

•
Double-Trigger Vesting of Equity Awards. All outstanding equity awards held by our executive officers provide that such awards will vest only upon a qualifying termination within a 12-month period following a change in control of the Company in which the awards are assumed or substituted by the acquirer.

•
Stock Ownership Guidelines. We maintain robust stock ownership guidelines to further align the interests of our executive officers with the interests of our stockholders.

•
Clawback Policy. Our board of directors has adopted a clawback policy for the purpose of recouping certain executive compensation in the event of an accounting restatement resulting from material non-compliance with financial reporting requirements under the federal securities laws.

•
Engage with Our Stockholders. We engage with our stockholders to discuss and understand their perceptions or concerns regarding our executive compensation program and other matters.

What We Do Not Do

•
No Special Retirement Plans. We do not currently offer, nor do we have plans to provide, pension arrangements, retirement plans or nonqualified deferred compensation plans or arrangements to our executive officers that are not generally available to our other full-time, salaried team members.

•
No Special Health or Welfare Benefits. Our executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried team members.

•
No Perquisites. We generally do not provide any perquisites or other personal benefits to our executive officers.

•
No Tax Reimbursements. We do not provide any tax reimbursement payments (including “gross-ups”) on any perquisites or other personal benefits to our executive officers.

•
No Post-Employment Tax Reimbursements. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

•
Hedging and Pledging Prohibited. We prohibit our executive officers, directors and certain other team members from hedging or pledging our equity securities.

•
No Dividends or Dividend Equivalents on Unvested Performance Awards. We do not pay dividends or dividend equivalents on performance-based awards unless and until the performance shares are earned and vest.

HealthEquity, Inc. 2023 Proxy Statement | 37

Compensation Discussion and Analysis
FY23 Executive Officer Changes
New Chief Technology Officer
On March 15, 2022, Mr. Rosner started his employment as our Chief Technology Officer. Mr. Rosner’s initial compensation of a $550,000 base salary, 75% target bonus, one-time new hire sign-on bonus of  $800,000 and $8.0 million new hire equity award was determined after consultation with our compensation consultant and through an arm’s-length negotiation at the time of Mr. Rosner’s hiring.
Chief Operating Officer Termination
On August 1, 2022, Mr. Bloomberg’s employment as our Chief Operating Officer was involuntarily terminated without cause. Mr. Bloomberg continued serving in an interim advisory role for the Company through November 30, 2022 and received his normal compensation during that interim period. Upon termination of his employment, Mr. Bloomberg received severance for a termination without cause pursuant to the terms of his employment agreement. Please see “Potential Payments Upon Termination or Change In Control” below for more information on the severance terms included in our employment agreements, including for Mr. Bloomberg.
Executive Compensation Philosophy and Program Design
Compensation Philosophy
Our executive compensation program is guided by our overarching philosophy of only paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:
•
Provide compensation and benefit levels that will attract, retain, motivate, and reward a highly talented team of executive officers within the context of responsible cost management;

•
Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers; and

•
Align the interests and objectives of our executive officers with those of our stockholders by linking the long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance.

Program Design
We structure the annual target total direct compensation of our executive officers, including the named executive officers, using three principal elements: base salary, an annual cash bonus opportunity, and a long-term incentive compensation opportunity in the form of equity awards for shares of our common stock. We also design our executive compensation program based on a variety of factors, with the primary goals being to align the interests of our executive officers and stockholders and to link pay with performance. We evaluate performance over both short-term (annual) and multi-year periods based on our financial and operational performance, including results for certain key performance measures.
Governance of Executive Compensation Program
Role of the Compensation Committee
The compensation committee discharges the responsibilities of our board of directors relating to the compensation of our executive officers, including the named executive officers. The compensation committee has overall responsibility for: (i) overseeing our compensation and benefits policies generally; (ii) overseeing, evaluating, and approving the compensation plans, policies, and programs applicable to our CEO as well as our other executive officers; (iii) overseeing, evaluating, and recommending to our full board of directors for approval compensation plans and arrangements for the non-employee members of our board of directors; (iv) determining and overseeing the process of evaluating our CEO’s performance; and (v) overseeing the preparation of, reviewing, and approving this Compensation Discussion and Analysis.

38 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
With respect to our CEO, the compensation committee sets, and with respect to our other executive officers, the compensation committee reviews and approves their:
•
annual base salaries;

•
annual cash bonus opportunities and payments;

•
long-term incentive compensation;

•
employment agreements (including post-employment compensation arrangements); and

•
other compensation, perquisites, and other personal benefits, if any.

The compensation committee’s practice of developing and maintaining compensation arrangements that are competitive includes a balance between hiring and retaining the best possible talent and maintaining a reasonable and responsible cost structure.
Role of Chief Executive Officer and Members of Our Management Team
In discharging its responsibilities, the compensation committee works with members of our management team, including our CEO. The management team assists the compensation committee by providing information on Company and individual performance, and management’s perspective and recommendations on compensation matters. The compensation committee solicits and reviews our CEO’s recommendations and proposals with respect to adjustments to annual cash compensation, long-term incentive compensation opportunities, program structures, and other compensation-related matters for our executive officers (other than with respect to his own compensation). The compensation committee reviews and discusses these recommendations and proposals with our CEO and uses them as one factor in determining and approving the compensation for our executive officers (other than our CEO) and other members of our executive leadership team. Our CEO recuses himself from all discussions and recommendations regarding his own compensation.
Role of Compensation Consultant
The compensation committee has the authority to retain and terminate compensation consultants, legal counsel, and other advisors as it may deem necessary to assist it in the performance of its duties and responsibilities, without consulting or obtaining the approval of the senior management of the Company. The compensation committee recognizes the importance of objective, independent expertise and advice in carrying out its responsibilities and, therefore, engages an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the decisions resulting from its annual executive compensation review.
The compensation committee engaged Semler Brossy, a national compensation consulting firm, as its compensation advisor for the fiscal year ended January 31, 2023. The compensation consultant reports directly, and is directly accountable, to the compensation committee, and the compensation committee has the sole authority to retain, terminate, and obtain the advice of Semler Brossy at the Company’s expense. The compensation committee selected Semler Brossy as its compensation consultant because of the firm’s expertise and reputation and the fact that Semler Brossy provides no services to us other than its services to the compensation committee, has no other ties to management that could jeopardize its independent status, and has strong internal governance policies that help ensure that it maintains its independence.
During the fiscal year ended January 31, 2023, our compensation consultants attended the meetings of the compensation committee (both with and without management present) as requested by the compensation committee and consulted with the compensation committee chair and other members between meetings.
The compensation committee regularly reviews the objectivity and independence of the advice provided by its compensation advisors on executive and non-employee director compensation. The compensation committee considered the independence of Semler Brossy under the relevant SEC rules and NASDAQ listing standards and determined that its work does not give rise to any conflicts of interest.
Compensation Review Cycle
The compensation committee reviews the base salary levels, annual cash bonus opportunities, and long-term incentive compensation opportunities of our executive officers, including the named executive officers, during the first half of each fiscal year, or more frequently as warranted. Adjustments, if any, are generally effective shortly thereafter.

HealthEquity, Inc. 2023 Proxy Statement | 39

Compensation Discussion and Analysis
Compensation-Setting Process
With the assistance of its compensation consultant, Semler Brossy, the compensation committee targets total direct compensation for our executive officers at the 50th percentile of the market, based on our compensation peer group. However, our compensation committee expects to make exceptions to such guidelines to reflect individual performance and other relevant factors as further discussed below. Total direct compensation for this purpose is comprised of base salary, annual cash incentives and long-term equity incentives. When selecting and setting the amount of each compensation element, the compensation committee may consider the following factors:
•
our performance against the financial and operational objectives established by the compensation committee and our board of directors;

•
each individual executive officer’s skills, experience, and qualifications relative to other similarly situated executives at the companies in our compensation peer group and/or in selected broad-based compensation surveys;

•
the scope of each executive officer’s role compared to other similarly situated executives at the companies in our compensation peer group and/or in selected broad-based compensation surveys;

•
the performance of each individual executive officer, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

•
compensation parity among our executive officers;

•
our financial performance relative to our peers; and

•
the compensation practices of our compensation peer group and the positioning of each executive officer’s compensation relative to the compensation levels of similarly situated executives at the companies in our compensation peer group and/or in selected broad-based compensation surveys.

These factors provide the framework for compensation decision making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.
Competitive Positioning
For purposes of comparing our executive compensation against the competitive market, the compensation committee reviews and considers the compensation levels and practices of a group of comparable companies. During much of the fiscal year ended January 31, 2023, the compensation committee referenced the following compensation peer group for purposes of understanding the competitive market:
• ACI Worldwide, Inc.	• Green Dot Corporation	• Paylocity Holding Corporation
• Black Knight, Inc.	• Guidewire Software Inc.	• Progyny, Inc.
• Ceridian HCM Holding Inc.	• Health Catalyst, Inc.	• Tyler Technologies, Inc.
• Cornerstone OnDemand, Inc.	• Inovalon Holdings, Inc.	• Verint Systems Inc.
• Coupa Software Incorporated	• Omnicell, Inc.	• WEX Inc.
• Envestnet, Inc.	• Paycom Software, Inc.
The companies in this compensation peer group were selected on the basis of their similarity to us in size, as determined using the following criteria:
•
similar revenue size—approximately 1/3x to approximately 3.0x our last four fiscal quarters’ revenue; and

•
similar market capitalization—approximately 1/3x to approximately 3.0x our market capitalization.

The compensation committee further refined the peer group by considering each company’s:
•
profitability—positive operating income;

•
revenue growth—equal to or greater than approximately 10%;

40 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
•
similar industry focus—financial technology and technology-enabled business services; and

•
geographic location.

To analyze the compensation practices of the companies in our compensation peer group, the compensation committee’s compensation consultant gathers data from public filings (primarily proxy statements). In the fiscal year ended January 31, 2023, this market data was then used as a reference point for the compensation committee to assess our current incentive compensation levels in the course of its deliberations on compensation forms and amounts. Based on a review of market practices among our compensation peer group, as a general guideline, our compensation committee targets the 50th percentile of the peer group executive officer compensation. However, our compensation committee expects to make exceptions to such guidelines to reflect individual performance and other relevant factors as further described above.
In selecting peers, our compensation committee seeks to maintain consistency from year to year, other than for events potentially calling for immediate elimination of a peer group member. In September 2022, the compensation committee, with the assistance of Semler Brossy, modified our peer group by removing Cornerstone OnDemand, Inc., and Inovalon Holdings, Inc., because each was acquired. In addition, the compensation committee, with the assistance of Semler Brossy, added Evolent Health, Inc. to our peer group. The compensation committee has and will continue to review our compensation peer group at least annually and make adjustments to its composition, taking into account changes in both our business and the businesses of the companies in the peer group.
Advisory Vote on Named Executive Officer Compensation
At our 2022 annual meeting of stockholders, our “say-on-pay” proposal resulted in a favorable vote from approximately 99% of the shares present and entitled to vote at the annual meeting. We believe the level of support was due to the appropriateness of the overall design of our executive compensation program and our communications with our stockholders and responsiveness to stockholder feedback obtained through our stockholder engagement process. The compensation committee noted the results of the vote and made no changes to our compensation program or policies as a result.
Frequency of Say-on-Pay Vote
Consistent with the preference expressed by our stockholders at our 2017 annual meeting of stockholders, our board of directors decided that the Company will include a vote to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers in our proxy materials every year until the next required advisory vote to approve the frequency of future advisory votes on named executive officer compensation, which will occur at the 2023 annual meeting of stockholders. For additional detail on this proposal, see “Proposal No. 4—Advisory Vote on the Frequency of Future Advisory Votes on Compensation Paid to Our Named Executive Officers.”
Individual Compensation Elements
In the fiscal year ended January 31, 2023, the primary elements of our executive compensation program consisted of base salary, an annual cash bonus opportunity, and long-term incentive compensation in the form of equity awards. While the compensation committee reviews each of these compensation elements, as well as target total direct compensation, it does not use any specific formula to determine the allocation between fixed and variable compensation in making its decisions. Rather, the compensation committee considers together all elements that comprise the target total direct compensation of our executive officers, including the named executive officers, rather than each element in isolation.

HealthEquity, Inc. 2023 Proxy Statement | 41

Compensation Discussion and Analysis
Compensation Element	Primary Purpose of Compensation Element	Philosophy Behind Providing Compensation Element
Annual Compensation:
Base Salary	• A fixed portion of the compensation that reflects expertise and scope of responsibilities.	• Provides a base component of total compensation. • Attracts and retains key talent. • Provides financial certainty and stability. • Recognition of individual performance.
Performance-Based Annual Cash Bonus Opportunity
•
Provides “at-risk” pay that reflects annual Company performance and performance against strategic accomplishments.

•
Rewards “top-line” growth and “bottom-line” profitability.

•
Rewards execution of our annual operating plan.

•
Promotes the achievement of financial and operational performance metrics important to stockholders.

•
Reinforces the importance of pre-established strategic accomplishments and goals.

•
Rewards team success.

Long-Term Compensation:
Long-Term Incentive Program	• Provides “at-risk” pay with a long-term focus, subject to both performance-based and service-based vesting requirements.
•
Retains talent through long-term wealth-creation opportunities.

•
Attracts and retains key talent.

•
Aligns our executive officers’ and long-term stockholders’ interests.

•
Reflects long-term performance.

Other Executive Benefits:
Retirement Programs and Other Benefits	• Provides income security for retirement. • Provides competitive benefits to team members.	• Provides for safety and wellness of our team members. • Attracts and retains key talent.
Base Salary
Generally, we establish the initial base salaries of our executive officers through arm’s-length negotiation at the time we hire the individual executive officer, taking into account his or her position, qualifications, experience, and the base salaries of our other executive officers and executive officers in similar roles at peer companies. Thereafter, the compensation committee reviews the base salaries of our executive officers annually and makes adjustments to base salaries as it determines to be necessary or appropriate.
In the first quarter of the fiscal year ended January 31, 2023, the compensation committee reviewed the base salaries of our executive officers, including the named executive officers, taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our CEO (except with respect to his own base salary), and the other factors described above. As a result of such market review, the annual base salaries of our CEO, Founder and Vice Chairman, CSO, and Former COO remained unchanged. In addition, the compensation committee approved an increase in the annual base salary for our CFO in order to better align his compensation with those holding similar executive positions within our compensation peer group. The annual base salary for our CFO increased by 14% from its previous year-end level for the fiscal year ended January 31, 2022 in order to (i) help ensure retention and (ii) ensure consistency with the general guideline established by our compensation committee of targeting total direct compensation for executive officers at the 50th percentile of the market, based on our compensation peer group. In connection with the hiring of our CTO effective March 15, 2022, the compensation committee approved an annual base salary for our CTO of  $550,000.The base salaries of the named executive officers for the fiscal years ended January 31, 2023 and 2022 were as follows:

42 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
Named Executive Officer	Fiscal Year 2023 Base Salary(1)	Fiscal Year 2022 Base Salary	% Base Salary Increase (Decrease)
Mr. Kessler	$700,000	$700,000	0%
Dr. Neeleman	400,000	400,000	0%
Mr. Murdock	400,000	350,000	14%
Mr. Rosner(2)	550,000	N/A	N/A
Mr. Trittschuh	450,000	450,000	0%
Mr. Bloomberg	475,000	475,000	0%

(1)
Any changes in base salaries are generally effective April 1st of the fiscal year in which the increases are approved.

(2)
Mr. Rosner joined the Company on March 15, 2022.

In connection with the compensation committee’s review of our executive officers’ compensation for our fiscal year ending January 31, 2024, the compensation committee approved an increase to the base salary for our Founder and Vice Chairman, which increased from $400,000 to $450,000, effective April 1, 2023. The compensation committee made this change in order to compensate our Founder and Vice Chairman for additional responsibilities he has undertaken in his role.
Annual Cash Bonuses
For the fiscal year ended January 31, 2023, we had a cash bonus plan, the HealthEquity Executive Bonus Plan for the fiscal year ended January 31, 2023 (the “2023 Executive Bonus Plan”), for our executive officers, including our CEO, Founder and Vice Chairman, CFO, CTO, CSO, and Former COO. The compensation committee established each executive officer’s target annual cash bonus opportunity and set the formula and corporate and personal performance measures for bonus payments at the beginning of the fiscal year ended January 31, 2023. Under the 2023 Executive Bonus Plan, each executive officer’s target annual cash bonus opportunity was expressed as a percentage of each individual’s base salary. The bonus amount funded under the 2023 Executive Bonus Plan was determined based on the achievement of a percentage based on the target performance level taking into account both Company performance and individual and team performance. The annual cash bonus that our named executive officers would actually earn under the 2023 Executive Bonus Plan was based on our achievement with respect to certain corporate performance measures for the fiscal year ended January 31, 2023.
Target Annual Cash Bonus Opportunities
Each of our executive officers participating in the 2023 Executive Bonus Plan was assigned a target annual cash bonus opportunity, the amount of which was calculated as a percentage of his or her base salary. In March 2022, the compensation committee reviewed the target annual cash bonus opportunities of our executive officers, taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our CEO (except with respect to his own target annual cash bonus opportunity), and the other factors described above. Following this review, the compensation committee determined to maintain the annual cash bonus opportunities for our CEO, Founder and Vice Chairman, CFO, CSO, and Former COO at their levels for the fiscal year ended January 31, 2023.Our CTO’s target annual cash bonus opportunity was determined through an arm’s-length negotiation in connection with his initial appointment in March 2022. The target annual cash bonus opportunities of the named executive officers for the fiscal year ended January 31, 2023, were as follows:
Named Executive Officer	Fiscal Year 2023 Target Annual Cash Bonus Opportunity (as a Percentage of Base Salary)	Fiscal Year 2023 Target Annual Cash Bonus Opportunity
Mr. Kessler	100%	$700,000
Dr. Neeleman	75%	300,000
Mr. Murdock	75%	300,000
Mr. Rosner	75%	412,500
Mr. Trittschuh	50%	225,000
Mr. Bloomberg	75%	356,250
In connection with the compensation committee’s review of our executive officers’ compensation for our fiscal year ending January 31, 2024, the compensation committee approved an increase to the target annual cash bonus opportunity

HealthEquity, Inc. 2023 Proxy Statement | 43

Compensation Discussion and Analysis
for our CSO, which increased from 50% to 75%, effective April 1, 2023. The compensation committee made this change in order to compensate our CSO for additional responsibilities he has undertaken in his role and to better align the compensation of our CSO with that of our other executive officers.
2023 Executive Bonus Plan Formula
For purposes of the 2023 Executive Bonus Plan, the actual cash bonus payment was based on corporate performance measures and paid as a percentage of the target annual cash bonus opportunity, calculated as follows:
	Funding Percentage(1)
Operating Objective	50%	100%	150%	Weighting Factor
Revenue	97.5% of target	100% of target	102.5% of target	25%
Adjusted EBITDA	96% of target	100% of target	104% of target	50%
New HSA sales	90% of target	100% of target	110% of target	25%

(1)
Performance achievement between the specified levels was interpolated on a straight-line basis; provided that the funding percentage for each Operating Objective was zero if actual performance was below 50% and was capped at 150%.

Corporate Performance Measures
In March 2022, the compensation committee selected revenue, Adjusted EBITDA (as defined below), and new HSA sales as the corporate performance measures for purposes of the 2023 Executive Bonus Plan. The compensation committee selected these corporate performance measures because it believed that they were appropriate drivers for our business as they provided a balance between generating revenue, managing our expenses, and growing our business, which would enhance stockholder value over both the short-term and long-term. The compensation committee has authority to interpret any of the corporate performance measures, including the right to remove certain extraordinary items and/or unexpected expenses from the calculation of Adjusted EBITDA.
For purposes of the 2023 Executive Bonus Plan, Adjusted EBITDA was defined as adjusted earnings before interest, taxes, depreciation and amortization, amortization of acquired intangible assets, stock-based compensation expense, merger integration expenses, acquisition costs, gains and losses on equity securities, costs associated with unused office space, and certain other non-operating items. The compensation committee believes that Adjusted EBITDA provides useful information to enable our stockholders to understand and evaluate our operating results in the same manner as our management and our board of directors because it reflects operating profitability before consideration of certain non-operating expenses and non-cash expenses.
The target levels for these corporate performance measures were based on our operating plan for the fiscal year ended January 31, 2023, which was reviewed and approved by our board of directors. These target levels were set to reward strong management performance in light of our strategic objectives and the industry and economic conditions and trends at the time the targets were set.
Fiscal Year 2023 Annual Cash Bonus Payments
In March 2023, the compensation committee determined the amounts to be paid under the 2023 Executive Bonus Plan based on our actual performance for the year with respect to each performance measure multiplied by each participant’s target annual cash bonus opportunity. For the fiscal year ended January 31, 2023, our revenue was $861.7 million, our Adjusted EBITDA was $272.3 million, and our new HSA sales were 971,000. Our performance was above the target level established for revenue, Adjusted EBITDA, and new HSA sales. As a result, according to the 2023 Executive Bonus Plan, funding of the executive bonus pool was calculated as follows:
Corporate Performance Measure	Target Performance Level (in Thousands)	Actual Performance Level (in Thousands)	Funding Percentage	Payment Weighting Percentage	Weighted Funding Percentage
Revenue	$825,000	$861,748	150.0%	25.0%	37.5%
Adjusted EBITDA	255,000	272,348	150.0%	50.0%	75.0%
New HSA sales	850,000	971,000	150.0%	25.0%	37.5%
					150.0%

44 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
However, the compensation committee used its discretion under the 2023 Executive Bonus Plan to exclude from the actual results of the corporate performance measures the impact of the Federal Reserve’s interest rate increases during the fiscal year ended January 31, 2023, resulting in a lower payout percentage than was funded. Actual bonus payments made to our named executive officers under the 2023 Executive Bonus Plan for the fiscal year ended January 31, 2023, were as follows:
Named Executive Officer	Fiscal Year 2023 Target Annual Cash Bonus Opportunity at 100% Achievement	Fiscal Year 2023 Annual Cash Bonus Opportunity at Maximum Achievement	Fiscal Year 2023 Actual Cash Bonus Paid
Mr. Kessler	$700,000	$1,050,000	$840,000
Dr. Neeleman	300,000	450,000	360,000
Mr. Murdock	293,938	440,907	352,726
Mr. Rosner	365,034	547,551	438,041
Mr. Trittschuh	225,000	337,500	225,000
Mr. Bloomberg(1)	295,736	443,604	295,736

(1)
Amounts for Mr. Bloomberg reflect pro-ration of his bonus in connection with his involuntary separation from the Company on November 30, 2022.

Fiscal Year 2024 Executive Bonus Plan
In March 2023, the compensation committee approved the terms of our executive bonus plan for the fiscal year ending January 31, 2024 (the “2024 Executive Bonus Plan”). The compensation committee selected revenue, Adjusted EBITDA (as defined below), and new HSA sales as the corporate performance measures for purposes of the 2024 Executive Bonus Plan. The compensation committee selected these corporate performance measures because it believes that they are appropriate drivers for our business, as they provide a balance between generating revenue, managing our expenses, and growing our business, which would enhance stockholder value over both the short-term and long-term. The compensation committee has authority to interpret any of the corporate performance measures, including the right to remove certain extraordinary items and/or unexpected expenses from the calculation of Adjusted EBITDA, or to reflect the impact of individual performance.
For purposes of the 2024 Executive Bonus Plan, Adjusted EBITDA is defined as adjusted earnings before interest, taxes, depreciation and amortization, amortization of acquired intangible assets, stock-based compensation expense, merger integration expense, acquisition costs, gains and losses on equity securities, costs associated with unused office space, and certain other non-operating items. The compensation committee believes that Adjusted EBITDA provides useful information to enable our stockholders to understand and evaluate our operating results in the same manner as our management and our board of directors, because it reflects operating profitability before consideration of non-operating expenses and non-cash expenses.
The target levels for these corporate performance measures are based on our operating plan for the fiscal year ending January 31, 2024, which was reviewed and approved by our board of directors. These target levels were set to reward strong management performance in light of our strategic objectives and the industry and economic conditions and trends at the time the targets were set. These target levels were set as follows:
	Funding Percentage(1)
Operating Objective	50%	100%	150%	Weighting Factor
Revenue	97.5% of target	100% of target	102.5% of target	25%
Adjusted EBITDA	96% of target	100% of target	104% of target	50%
New HSA sales	90% of target	100% of target	110% of target	25%

(1)
The compensation committee has the authority to interpret any metric of the 2024 Executive Bonus Plan, including the right to remove certain extraordinary and/or unexpected expenses from the calculation of Adjusted EBITDA for purposes of the plan. Linear interpolation will be used to determine payout for performance between threshold and target or target and maximum.

Long-Term Incentive Compensation
As with their other elements of executive compensation, the compensation committee determines the amount of long-term incentive compensation opportunities for our executive officers as part of its annual compensation review and after

HealthEquity, Inc. 2023 Proxy Statement | 45

Compensation Discussion and Analysis
taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our CEO (except with respect to his own long-term incentive compensation opportunity), the outstanding equity holdings of each executive officer, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the companies in our compensation peer group, the potential voting power dilution to our stockholders (our “overhang”) in relation to the companies in our compensation peer group, and the other factors described above.
During the fiscal year ended January 31, 2023, the compensation committee used equity awards in the form of restricted stock units to deliver the annual long-term incentive compensation opportunities to our executive officers and to address special situations as they may arise from time to time.
In March 2022, our compensation committee approved the grant of equity awards to each of our named executive officers (including, with respect to our CTO, as determined through arm’s-length negotiation in connection with his initial appointment in such month). The equity awards granted to each of our Founder and Vice Chairman, CFO, CTO, CSO, and Former COO were delivered in the form of restricted stock units, with one-half of the units of such grant comprised of time-based vesting restricted stock units and one-half comprised of performance-based vesting restricted stock units. The equity awards granted to our CEO were delivered solely in the form of performance-based vesting restricted stock units. All time-based vesting restricted stock units vest 25% on April 1, 2023 (the “FY23 award initial vesting date”), with the remaining portion vesting ratably over the 12 following calendar quarters, such that the award is fully vested on the third anniversary of the FY23 award initial vesting date. All performance-based vesting restricted stock units cliff vest upon approval by the compensation committee following the third anniversary of the grant, based on achievement of applicable performance metrics.
Restricted stock units are “full value awards,” meaning that each recipient receives shares of our common stock and vests in the full value of such shares over time. As a result, while the value the recipient realizes in connection with an award of restricted stock units depends on our stock price, time-vested restricted stock units generally have some value even if the Company’s stock price significantly decreases following their grant (unlike performance-based restricted stock units which are not earned and do not vest unless a minimum performance level is achieved). As a result, time-vested restricted stock units help to secure and retain our executive officers and instill an ownership mentality, regardless of whether the Company’s stock price increases or decreases.
The performance-based vesting restricted stock units granted to our executive officers, including our named executive officers, are earned and vest based on our relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index in the period beginning March 30, 2022 (the date the performance-based vesting restricted stock units were granted by the compensation committee) and ending January 31, 2025, as follows:
Relative Total Stockholder Return	Shares Subject to the Award That Become Vested
<10th percentile	0%
10th percentile	25%
50th percentile	100%
≥90th percentile	200%
Linear interpolation will be used to determine the percentage of the shares subject to the award that will be earned and vest between each threshold at or above the 10th percentile.
The table below provides a summary of the equity awards granted to each of our named executive officers during fiscal year ended January 31, 2023:
Named Executive Officer	Date of Grant	Performance-based Vesting Restricted Stock Units (Granted at Target) (#)	Time-based Vesting Restricted Stock Units (#)
Mr. Kessler	March 30, 2022	104,089	—
Dr. Neeleman	March 30, 2022	11,152	11,152
Mr. Murdock	March 30, 2022	20,446	20,446
Mr. Rosner	March 30, 2022	59,480	59,480
Mr. Trittschuh	March 30, 2022	13,011	13,011
Mr. Bloomberg(1)	March 30, 2022	22,305	22,305

46 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
(1)
On account of his involuntary separation from the Company on November 30, 2022, Mr. Bloomberg forfeited the outstanding restricted stock units set forth in this table, and all other unvested restricted stock units then outstanding.

All equity awards granted to our executive officers during the fiscal year ended January 31, 2023 also provide for accelerated vesting on a “double trigger” basis. For additional information, please see “Potential Payments Upon Termination or Change In Control” below.
For additional detail on the stock options and restricted stock units (both performance-based and service-based) held by our named executive officers, see the “Fiscal 2023 Outstanding Equity Awards at Fiscal Year-End Table” below.
Fiscal Year 2021 Equity Awards
The performance-based vesting restricted stock units granted in 2020 to our executive officers (the “FY21 PRSUs”), including our named executive officers, vested in March 2023. The FY21 PRSUs vested based on our relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index in the period beginning March 30, 2020 (the date the performance-based vesting restricted stock units were granted by the compensation committee) and ending January 31, 2023, as follows:
Relative Total Stockholder Return	Shares Subject to the Award That Become Vested
<10th percentile	0%
10th percentile	25%
50th percentile	100%
≥90th percentile	200%
Linear interpolation was used to determine the percent of the shares subject to the award that vested between each threshold. The actual relative total stockholder return was in the 39th percentile. Accordingly, in March 2023, the compensation committee approved a vesting of 79% with respect to the FY21 PRSUs.
Fiscal Year 2024 Equity Awards
In March 2023, the compensation committee determined that performance-based vesting restricted stock units granted in fiscal year ending January 31, 2024 would be earned and vest based on our relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index to further align executive compensation to our stockholders’ return. Accordingly, in March 2023, our compensation committee approved the grant to our executive officers of equity awards in the form of both time-based vesting restricted stock units and performance-based vesting restricted stock units. An award consisting of one-half of the restricted stock units granted to each executive officer other than our CEO vests based upon the executive officer’s continuing service to the Company, with one quarter of the restricted stock units vesting on April 1, 2024 (the “FY24 award initial vesting date”) and the remaining portion vesting ratably over the 12 following calendar quarters, such that the award is fully vested on the third anniversary of the FY24 award initial vesting date. Another award consisting of one-half of the restricted stock units granted to each executive officer other than our CEO may be earned and vests based on the achievement of relative total stockholder return targets. All of the restricted stock units granted to our CEO in March 2023 are performance-based vesting restricted stock units that are to be earned and vest based on the achievement of the applicable total stockholder return goals.
Welfare and Health Benefits
We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Code, which contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code (the “Section 401(k) Plan”). The Section 401(k) Plan provides for a discretionary employer matching contribution and, for the fiscal year ended January 31, 2023, we made matching contributions to participant’s Section 401(k) Plan accounts in amounts up to 100% of the first 1% of his or her eligible earnings contributed to the Section 401(k) Plan and 50% of the next 5% of his or her eligible earnings contributed to the Section 401(k) Plan. An employee is 100% vested in his or her pre-tax deferrals when contributed and 100% vested in employer contributions after two years of employment.
In addition, our executive officers, including the named executive officers, are eligible to participate in our employee benefits programs on the same basis as all of our full-time, salaried team members. These benefits include medical, dental

HealthEquity, Inc. 2023 Proxy Statement | 47

Compensation Discussion and Analysis
and vision benefits, disability insurance, basic life insurance coverage, health savings accounts and accidental death and dismemberment insurance.
We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not typically provide perquisites or other personal benefits to our named executive officers and do not have a formal perquisites policy. However, due to the COVID-19 pandemic, in the fiscal year ended January 31, 2021, we required Mr. Kessler and Dr. Neeleman to use company-paid private air charters for all necessary personal travel. Except for these company-paid private air charters, none of the named executive officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual during the fiscal years ended January 31, 2023, 2022, or 2021.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the compensation committee.
Employment Agreements
We have entered into a written employment agreement with each of our named executive officers. Each of these agreements was approved on our behalf by the compensation committee or, in certain instances, by our board of directors.
In filling each of our executive positions, our board of directors or the compensation committee, as applicable, recognized that it would need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. At the same time, our board of directors and the compensation committee were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations.
Each employment agreement provides for “at-will” employment until termination thereof by the Company or the executive officer for any reason, and sets forth the initial compensation arrangements for the executive officer, including an initial base salary, an annual cash bonus opportunity, and, with respect to our CTO, CSO, and Former COO an equity award recommendation. None of our employment agreements has a stated duration or term. In addition, each employment agreement with each of our named executive officers provides them with the opportunity to receive certain post-employment payments and benefits in the event of certain terminations of employment. Finally, these employment agreements prohibit the executive officer from engaging directly or indirectly in competition with us, recruiting or soliciting any of our employees, diverting our customers to a competitor, or disclosing our confidential information or business practices.
For information on the specific terms and conditions of the employment agreements with the named executive officers, see “Narrative to Fiscal 2023 Summary Compensation Table and Fiscal 2023 Grant of Plan-Based Awards Table—Executive Employment Arrangements” below.
Other Compensation Policies and Practices
Policy Prohibiting Hedging or Pledging of Our Equity Securities
Our Insider Trading Policy provides that directors, executive officers, and all other employees of the Company are prohibited from engaging in short sales of our equity securities, buying or selling options or other derivative securities on our equity securities, and engaging in hedging or monetization transactions (such as prepaid variable forward contracts, equity swaps, collars and exchange funds). In addition, these persons are prohibited from holding our equity securities in a margin account or pledging our equity securities as collateral for a loan.

48 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
Compensation Clawback Policy
The board of directors has adopted a clawback policy for the purpose of recouping certain executive compensation in the event of an accounting restatement resulting from material non-compliance with financial reporting requirements under the federal securities laws. The clawback policy creates and maintains a culture that emphasizes integrity and accountability, reinforces the Company’s pay-for-performance compensation philosophy and deters wrongdoing. The clawback policy covers the following incentive compensation that may be paid to our executive officers:
•
Any annual bonus or other short-term and long-term cash incentive (such as those described under “—Compensation Discussion and Analysis—Individual Compensation Elements—Annual Cash Bonuses” above), and

•
Any performance-based vesting equity awards (such as those described under “—Compensation Discussion and Analysis—Individual Compensation Elements—Long-Term Incentive Compensation” above).

Upon a restatement of our financial statements due to material noncompliance with any financial reporting requirement, the clawback policy provides a repayment obligation of the after-tax portion of the excess of any incentive compensation paid to an executive officer within the three-year period prior to the date we are required to prepare the restatement based on the erroneous data over the incentive compensation that would have been paid to the executive officer had it been based on the restated results. The clawback policy applies to all incentive compensation that is approved, awarded, or granted to an executive officer following its effective date. The clawback policy is in addition to any recovery rights provided under applicable law and will be revised by the board of directors to the extent necessary, to comply with any rules promulgated by the SEC pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Stock Ownership Guidelines
The board of directors has adopted stock ownership guidelines for our named executive officers and our other executive officers, which set the minimum ownership expectations for each such executive officer. The guidelines require that prior to the fifth anniversary of becoming an executive officer of the Company, our executive officers should own a certain amount of our common stock. The table below shows the ownership guidelines for each of our continuing named executive officers, their applicable compliance dates, and whether they were in compliance, as applicable, as of July 31, 2022, which was the last applicable measurement date under our stock ownership guidelines:
Name and Principal Position	Ownership Guideline (Multiple of Annual Base Salary)	Compliance Date	Compliance Status
Mr. Kessler President & Chief Executive Officer	6x	July 31, 2021	In compliance
Dr. Neeleman Founder and Vice Chairman	5x	July 31, 2021	In compliance
Mr. Murdock Executive Vice President and Chief Financial Officer	3x	April 1, 2026	N/A
Mr. Rosner Executive Vice President and Chief Technology Officer	3x	March 15, 2027	N/A
Mr. Trittschuh Executive Vice President and Chief Security Officer	1.5x	December 17, 2023	N/A
Mr. Bloomberg Former Executive Vice President and Chief Operating Officer	3x	August 13, 2023	N/A
At the time of the last applicable measurement date, half of the fair market value of the shares of our common stock underlying vested stock options (to the extent the fair market value exceeded the applicable exercise price) were included when determining the executive officer’s stock ownership, and shares underlying unvested restricted stock units were not counted towards determining the executive officer’s stock ownership. Following the last applicable measurement date, at the recommendation of its compensation consultant, the board of directors amended our stock ownership guidelines such that shares of our common stock underlying vested stock options are no longer included when determining the executive officer’s stock ownership, but both unvested and deferred and vested time-based restricted stock units are included when determining the executive officer’s stock ownership. In addition, Mr. Trittschuh’s ownership guideline was increased to 3x his annual base salary in September 2022, and Mr. Trittschuh will have an additional two years to achieve

HealthEquity, Inc. 2023 Proxy Statement | 49

Compensation Discussion and Analysis
compliance with this increased ownership guideline, pursuant to the terms of our stock ownership guidelines. We believe that the stock ownership guidelines serve to further align the interests of our executive officers with the interests of our stockholders.
Compensation and Risk Management
Our compensation committee regularly reviews our executive officer compensation and our company-wide compensation programs and policies. Our compensation committee’s independent compensation consultant is involved in this review process, which is conducted under the oversight of our compensation committee. With respect to fiscal year ended January 31, 2023 and the compensation programs in place for the fiscal year ended January 31, 2023, our compensation committee has concluded that our compensation programs are not reasonably likely to have a material adverse effect on the Company.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code, or Section 162(m), generally disallows public companies a tax deduction for federal income tax purposes for compensation in excess of  $1 million paid to their chief executive officer, chief financial officer, and any employee who is among the three highest compensated executive officers for the taxable year (other than the chief executive officer and chief financial officer), regardless of whether the executive officer is serving at the end of the public company’s taxable year and regardless of whether the executive officer’s compensation is subject to disclosure for the last completed fiscal year under the applicable SEC rules (a “Covered Employee”). In addition, once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.
While our compensation committee considers tax deductibility as one factor in determining executive compensation, our compensation committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes if it determines that doing so is in the best interests of the Company and its stockholders.
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and members of our board of directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceeds certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We do not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer may owe as a result of the application of Sections 280G or 4999, and have not agreed and are not otherwise obligated to provide any executive officer with such a “gross-up” or other reimbursement.
Deferred Compensation
If an executive officer is entitled to nonqualified deferred compensation benefits that are subject to Section 409A of the Code (“Section 409A”), and such benefits do not comply with the requirements of Section 409A, such failure to comply could result in accelerated income inclusion for the executive officer of deferred compensation, as well as a 20% additional tax and additional interest penalties. We intend for all of our executive compensation to either comply with or be exempt from Section 409A.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and members of our board of directors, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This

50 | HealthEquity, Inc. 2023 Proxy Statement

Compensation Discussion and Analysis
calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards. While we consider the expense resulting from the application of FASB ASC Topic 718 when granting our stock-based compensation awards to ensure that it is reasonable, the amount of this expense is not the most important factor that the compensation committee considers when making equity-award decisions.

HealthEquity, Inc. 2023 Proxy Statement | 51

Executive Compensation
Compensation of Named Executive Officers
The following table sets forth information regarding the compensation awarded to, earned by, or paid to our named executive officers during the fiscal years ended January 31, 2023, 2022, and 2021.
Summary Compensation Table
Name and Principal Position	Fiscal Year End (1)	Salary ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Jon Kessler President & Chief Executive Officer	2023	700,000	—	11,849,492	—	840,000	—	10,675	13,400,167
	2022	700,000	—	8,711,847	—	525,000	—	10,675	9,947,522
	2021	666,667	—	8,012,443	—	646,700	—	73,673	9,399,483
Stephen Neeleman, M.D. Founder and Vice Chairman	2023	400,000	—	2,019,516	—	360,000	—	10,675	2,790,191
	2022	400,000	—	1,840,286	—	225,000	—	10,675	2,475,961
	2021	400,000	—	1,630,645	—	291,000	—	44,030	2,365,675
Tyson Murdock(6) Executive Vice President and Chief Financial Officer	2023	391,917	—	3,702,566	—	352,726	—	10,675	4,457,884
	2022	350,000	—	2,146,989	—	196,875		10,675	2,704,539
Elimelech Rosner(6) Executive Vice President and Chief Technology Officer	2023	486,712	800,000	10,771,233	—	438,041	—	10,675	12,506,661
Larry Trittschuh(6) Executive Vice President and Chief Security Officer	2023	450,000	—	2,356,162	—	225,000	—	10,675	3,041,837
	2022	441,667	—	1,717,569	—	165,719	—	10,675	2,335,630
Edward Bloomberg Former Executive Vice President and Chief Operating Officer	2023	394,315	—	4,039,212	—	295,736	—	513,318	5,242,581
	2022	462,500	—	3,373,891	—	260,368	—	10,675	4,107,434
	2021	400,000	—	2,609,112	—	291,000	—	12,506	3,312,618

(1)
Our fiscal year ends on January 31.

(2)
Amount represents a one-time sign-on bonus resulting from arm’s-length negotiation in connection with Mr. Rosner’s appointment as CTO.

(3)
The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units granted to the named executive officers during the applicable fiscal year, calculated in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions, and do not necessarily correspond to the actual value that might be realized by the named executive officers, which depends on the market value of our common stock on a date in the future when the award vests or is settled, as applicable. Awards granted during the fiscal year ended January 31, 2023 include restricted stock units subject to both time-based and market-based vesting conditions and restricted stock units subject to time-based vesting. For time-based vesting restricted stock units, the grant date fair value is calculated by multiplying the Company’s closing stock price on the date of grant, less the present value of future expected dividends discounted at the risk-free interest rate, by the number of shares of common stock subject to the restricted stock units. For restricted stock units subject to both time-based and market-based vesting, the grant date fair value is calculated assuming the probable outcome of the market conditions on the date of grant and is consistent with our estimate of the aggregate compensation cost to be recognized over the vesting period determined in accordance with FASB ASC Topic 718. Assuming achievement of the highest level of performance conditions, the maximum value for the restricted stock units subject to market-based vesting, based on the grant date fair value of the Company’s stock, is: for Mr. Kessler, $13,999,971; for Dr. Neeleman, $1,499,944; for Mr. Murdock, $2,749,987; for Mr. Rosner, $8,000,060; for Mr. Trittschuh, $1,749,980; and for Mr. Bloomberg, $3,000,023. For additional information, including a discussion of the assumptions used to calculate these values, please see “—Fiscal 2023 Outstanding Equity Awards at Fiscal Year End Table” below and Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2023.

52 | HealthEquity, Inc. 2023 Proxy Statement

Executive Compensation
(4)
The amounts reported in this column represent the bonuses earned by each executive pursuant to the executive bonus plan established for each applicable fiscal year.

(5)
The amounts reported in this column for the fiscal year ended January 31, 2023, represent employer matching contributions made to our Section 401(k) Plan, and with respect to Mr. Bloomberg, the severance benefits payable in connection with his involuntary separation. With respect to Mr. Kessler and Dr. Neeleman, the amounts reported in this column for the fiscal year ended January 31, 2021 include the cost of Company-paid private charters, equal to $56,335 and $29,780, respectively.

(6)
Mr. Murdock and Mr. Trittschuh were not named executive officers for the fiscal year ended January 31, 2021 and, therefore, in accordance with SEC regulations, only compensation information for the fiscal years ended January 31, 2023 and 2022 is included in the Summary Compensation Table. Mr. Rosner was not a named executive officer for the fiscal years ended January 31, 2022 and 2021 and, therefore, in accordance with SEC regulations, only compensation information for the fiscal year ended January 31, 2023 is included in the Summary Compensation Table.

Fiscal 2023 Grant of Plan-Based Awards Table
The following table sets forth information concerning grants of plan-based awards to the named executive officers during the fiscal year ended January 31, 2023.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			Number of Other Stock Awards(2) (#)	Number of Other Option Awards (#)	Exercise Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Name	Grant Date	Date of Approval	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jon Kessler	3/30/2022	3/30/2022	—	—	—	26,022	104,089	208,178	—	—	—	11,849,492
		3/30/2022	350,000	700,000	1,050,000	—	—	—	—	—	—	—
Stephen Neeleman, M.D.	3/30/2022	3/30/2022	—	—	—	2,788	11,152	22,304	—	—	—	1,269,544
	3/30/2022	3/30/2022	—	—	—	—	—	—	11,152	—	—	749,972
		3/30/2022	150,000	300,000	450,000	—	—	—	—	—	—	—
Tyson Murdock	3/30/2022	3/30/2022	—	—	—	5,112	20,446	40,892	—	—	—	2,327,573
	3/30/2022	3/30/2022	—	—	—	—	—	—	20,446	—	—	1,374,994
		3/30/2022	150,000	300,000	450,000	—	—	—	—	—	—
Elimelech Rosner	3/30/2022	3/30/2022	—	—	—	14,870	59,480	118,960	—	—	—	6,771,203
	3/30/2022	3/30/2022	—	—	—	—	—	—	59,480	—	—	4,000,030
		3/30/2022	206,250	412,500	618,750	—	—	—	—	—	—	—
Larry Trittschuh	3/30/2022	3/30/2022	—	—	—	3,253	13,011	26,022	—	—	—	1,481,172
	3/30/2022	3/30/2022	—	—	—	—	—	—	13,011	—	—	874,990
		3/30/2022	112,500	225,000	337,500	—	—	—	—	—	—	—
Edward Bloomberg	3/30/2022	3/30/2022	—	—	—	5,576	22,305	44,610	—	—	—	2,539,201
	3/30/2022	3/30/2022	—	—	—	—	—	—	22,305	—	—	1,500,011
		3/30/2022	178,125	356,250	534,375	—	—	—	—	—	—	—

(1)
The performance-based vesting restricted stock units granted to our executive officers, including our named executive officers, are earned and vest based on our relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index in the period beginning March 30, 2022 (the date the performance-based vesting restricted stock units were granted by the compensation committee) and ending January 31, 2025. as follows:

Relative Total Stockholder Return	Shares Subject to the Award That Become Vested
<10th percentile	0%
10th percentile	25%
50th percentile	100%
≥90th percentile	200%
Linear interpolation will be used to determine the percentage of the shares subject to the award that will be earned and vest between each threshold.
(2)
Restricted stock units reported in this column vest based upon the executive officer’s continuing service to the Company, with one quarter of the restricted stock units vesting on the FY23 award initial vesting date of April 1, 2023 and the remaining portion vesting ratably over the 12 following calendar quarters, such that the award is fully vested on the third anniversary of the FY23 award initial vesting date.

HealthEquity, Inc. 2023 Proxy Statement | 53

Executive Compensation
(3)
The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units granted to the named executive officers, calculated in accordance with FASB ASC Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions, and do not necessarily correspond to the actual value that might be realized by the named executive officers, which depends on the market value of our common stock on a date in the future when the restricted stock units are settled. For additional information, including a discussion of the assumptions used to calculate these values, please see “—Outstanding Equity Awards at Fiscal Year End Table” below and Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2023.

Narrative to Fiscal 2023 Summary Compensation Table and Fiscal 2023 Grant of Plan-Based Awards Table
Executive Employment Arrangements
Certain of the compensation paid to the named executive officers reflected in the Summary Compensation Table was provided pursuant to written employment agreements, which are summarized below. In connection with our initial public offering, we entered into new employment agreements with each of Mr. Kessler and Dr. Neeleman. We entered into employment agreements with Mr. Murdock, Mr. Rosner, Mr. Trittschuh, and Mr. Bloomberg in connection with their appointments as CFO, CTO, CSO, and COO, respectively. For a discussion of the severance payments and other benefits to be provided in connection with a termination of employment and/or a change in control of the Company under the arrangements with our named executive officers, please see “Potential Payments Upon Termination or Change In Control” below.
The employment agreements entered into with our named executive officers do not have a stated term of employment and end upon a termination of the named executive officer’s at-will employment by us or the named executive officer for any reason. Pursuant to the terms of the employment agreements, each of Mr. Kessler, Dr. Neeleman, Mr. Murdock, Mr. Rosner, Mr. Trittschuh, and Mr. Bloomberg are entitled to minimum base salaries, with the actual base salary paid determined by our compensation committee. In addition, pursuant to the terms of their employment agreements, each of Mr. Kessler, Dr. Neeleman, Mr. Murdock, Mr. Rosner, Mr. Trittschuh, and Mr. Bloomberg are eligible to earn a target annual cash bonus, with payment of bonuses for each named executive officer based upon the achievement of corporate and individual performance objectives as determined by our compensation committee and communicated to the named executive officer no later than 90 days after the commencement of the fiscal year to which the bonus relates. For a discussion of our annual bonus plan, please see “—Compensation Discussion and Analysis—Individual Compensation Elements—Annual Cash Bonuses” above. For a discussion of the severance payments and other benefits to be provided in connection with a termination of employment and/or a change in control of the Company under the employment agreements with our named executive officers, please see “Potential Payments Upon Termination or Change In Control” below.
Annual Bonus Plan
Our named executive officers participated in the 2023 Executive Bonus Plan, pursuant to which each was eligible to earn a bonus with respect to the fiscal year ended January 31, 2023, provided that except as may be provided for in any individual employment agreement, the named executive officer remained employed with us through the date the bonuses were paid in April 2023 after an independent audit of our financial statements for the fiscal year ended January 31, 2023, was completed. Pursuant to the terms of his employment agreement, Mr. Bloomberg received a pro rata bonus for the period during which he was employed by the Company during the fiscal year ended January 31, 2023.
Stock Plan
During the fiscal year ended January 31, 2023, we granted restricted stock units to each of our named executive officers. For a discussion of such restricted stock unit grants, please see “—Compensation Discussion and Analysis—Individual Compensation Elements—Long-Term Incentive Compensation” above.

54 | HealthEquity, Inc. 2023 Proxy Statement

Executive Compensation
Fiscal 2023 Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth outstanding equity awards to acquire shares of our common stock held by each of our named executive officers as of January 31, 2023.
		Options awards					Stock awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable(1)(2) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price(3) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)(5) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
Jon Kessler	7/30/2014	60,000(9)	—	—	14.00	7/30/2024	—	—	—	—
	3/27/2017	52,229(9)	—	—	41.28	3/27/2027	—	—	—	—
	3/27/2018	47,859(9)	—	—	61.72	3/27/2028	—	—	—	—
	3/26/2019	38,344(9)	12,781	—	73.61	3/26/2029	—	—	—	—
	3/31/2020	—	—	—	—	—	—	—	86,179(6)	5,243,992
	3/30/2021	—	—	—	—	—	—	—	97,015(7)	5,903,363
	3/30/2022	—	—	—	—	—	—	—	208,178(8)	12,667,631
Stephen Neeleman, M.D.	7/30/2014	140,000	—	—	14.00	7/30/2024	—	—	—	—
	3/27/2017	19,897	—	—	41.28	3/27/2027	—	—	—	—
	3/27/2018	14,228	—	—	61.72	3/27/2028	—	—	—	—
	3/26/2019	11,503	3,834	—	73.61	3/26/2029	—	—	—	—
	3/31/2020	—	—	—	—	—	4,118	250,580	13,057(6)	794,518
	3/30/2021	—	—	—	—	—	5,597	340,577	14,925(7)	908,186
	3/30/2022	—	—	—	—	—	11,152	678,599	22,304(8)	1,357,198
Tyson Murdock	3/26/2019	—	—	—	—	—	1,698	103,323	—	—
	3/31/2020	—	—	—	—	—	6,918	420,960	—	—
	6/24/2020	—	—	—	—	—	—	—	7,261(6)	441,832
	3/30/2021	—	—	—	—	—	6,529	397,290	17,413(7)	1,059,581
	3/30/2022	—	—	—	—	—	20,446	1,244,139	40,892(8)	2,488,278
Elimelech Rosner	3/30/2022	—	—	—	—	—	59,480	3,619,358	118,960(8)	7,238,716
Larry Trittschuh	12/17/2018	6,419	—	—	59.63	12/17/2028	—	—	—	—
	3/26/2019	—	—	—	—	—	283	17,221	—	—
	3/31/2020	—	—	—	—	—	1,152	70,099	3,655(6)	222,407
	4/5/2020	—	—	—	—	—	5,223	317,820	5,787(6)	352,139
	3/30/2021	—	—	—	—	—	1,825	111,051	13,930(7)	847,641
	3/30/2022	—	—	—	—	—	13,011	791,719	26,022(8)	1,583,439
Edward Bloomberg	8/13/2018	25,667	—	—	82.39	11/30/2023	—	—	—	—
	3/26/2019	16,776	—	—	73.61	11/30/2023	—	—	—	—

(1)
Time-based vesting options or restricted stock units, as applicable, granted prior to March 2022, vest and become exercisable or vest and settle, as applicable, on each of the first four anniversaries of the applicable grant date. Time-based vesting restricted stock units granted in March 2022 vested 25% on April 1, 2023, which was the first anniversary of the applicable award vesting commencement date, with the remaining portion vesting ratably over the 12 following calendar quarters, such that the award is fully vested on the third anniversary of the award initial vesting date.

HealthEquity, Inc. 2023 Proxy Statement | 55

Executive Compensation
(2)
These options or restricted stock units, as applicable, would vest and become exercisable or vest and settle, as applicable, if the executive’s employment with the Company is terminated by the Company without “cause” or by the executive for “good reason” (each as defined in the applicable employment or award agreement) within a 12-month period following a change in control of the Company in which the stock options or restricted stock units, as applicable, are assumed or substituted for by the acquirer.

(3)
The option exercise price for awards granted in connection with our initial public offering was the price per share at which our common stock was first sold in our initial public offering and the exercise price for awards granted following our initial public offering was the fair market value of one share of our common stock on the applicable grant date.

(4)
The market value was determined based on the closing sale price per share of our common stock on the NASDAQ Global Market on January 31, 2023, which was $60.85.

(5)
For awards for which the performance period is complete, the number of shares earned is reported in this column based on the actual achievement as certified by our compensation committee.

(6)
The performance-based vesting restricted stock units granted in 2020 vested following certification by the compensation committee based on relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index, as follows:

Relative Total Stockholder Return	Shares Subject to the Award That Become Vested
<10th percentile	0%
10th percentile	25%
50th percentile	100%
≥90th percentile	200%
Linear interpolation is used to determine the percent of the shares subject to the award that vest between each threshold. The number of shares reported in this table reflects the actual relative shareholder return of 79.3%.
(7)
The performance-based vesting restricted stock units granted in 2021 vest based on relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index, as follows:

Relative Total Stockholder Return	Shares Subject to the Award That Become Vested
<10th percentile	0%
10th percentile	25%
50th percentile	100%
≥90th percentile	200%
Linear interpolation will be used to determine the percent of the shares subject to the award that will be earned and vest between each threshold. The Company’s relative total stockholder return as of January 31, 2023 exceeded the 10th percentile, and in accordance with applicable SEC rules, the number of shares reported in this table assumes achievement of the performance goal at target, or 100%.
(8)
The performance-based vesting restricted stock units granted in 2022 vest based on relative total stockholder return compared to the stock price of the constituents of the Russell 2000 index, as follows:

Relative Total Stockholder Return	Shares Subject to the Award That Become Vested
<10th percentile	0%
10th percentile	25%
50th percentile	100%
≥90th percentile	200%
Linear interpolation will be used to determine the percent of the shares subject to the award that will be earned and vest between each threshold. The Company’s relative total stockholder return as of January 31, 2023 exceeded the 50th percentile, and in accordance with applicable SEC rules, the number of shares reported in this table assumes achievement of the performance goal at maximum, or 200%.
(9)
As a result of Mr. Kessler’s transfer by gift, certain options are held by GKF, LLC. Mr. Kessler and his wife serve as co-managers of GKF, LLC, which is wholly owned by the Jon Kessler and Laura M. Gottsman Family Trust (the “Trust”), of which the Mr. Kessler and his wife are co-trustees. Mr. Kessler and members of his immediate family are the sole beneficiaries of the Trust. As of January 31, 2023, GKF, LLC held 60,000 of the options granted on 7/30/2014, 34,820 of the options granted on 3/27/2017, 23,930 of the options granted on 3/27/2018, and 12,782 of the options granted on 3/26/2019.

56 | HealthEquity, Inc. 2023 Proxy Statement

Executive Compensation
Fiscal 2023 Option Exercises and Stock Vested Table
The following table sets forth information concerning stock option exercises by and the vesting of stock awards held by our named executive officers during the fiscal year ended January 31, 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Jon Kessler	—	—	31,788	2,137,743
Stephen Neeleman, M.D.	—	—	13,460	904,569
Tyson Murdock	—	—	9,359	617,803
Elimelech Rosner	—	—	—	—
Larry Trittschuh	6,419	66,565	8,122	527,564
Edward Bloomberg	—	—	23,277	1,549,461

(1)
The value realized on exercise is calculated by multiplying the number of shares of common stock acquired on exercise by the difference between the closing price of our common stock on the date of exercise and the exercise price of the option.

(2)
The value realized on settlement of a restricted stock unit is calculated by multiplying the number of shares of common stock acquired on settlement by the closing price of our common stock on the date of settlement.

Pension Benefits
We do not currently sponsor or maintain any defined benefit pension plans or other benefit plans providing specified retirement payments and benefits for team members.
Non-Qualified Deferred Compensation
We do not currently sponsor or maintain any non-qualified defined contribution or other non-qualified deferred compensation plans for team members.
Potential Payments Upon Termination or Change In Control
The following summaries describe the potential payments and benefits that we would provide to our named executive officers in connection with a termination of employment and/or a change in control of the Company.
Severance Payments and Benefits
Pursuant to the terms of each of our named executive officers’ employment agreement, each executive is entitled to certain severance payments and benefits in connection with a qualifying termination of employment. Upon a termination of the named executive officer’s employment by us without “cause” (as defined in the applicable employment agreement) or by such named executive officer for “good reason” (as defined in the applicable employment agreement), in addition to any compensation that has been accrued or earned but not yet paid, subject to the execution of a general release of claims in favor of us and our affiliates, the executive would be entitled to: (i) continued payment of his then current annual base salary for 12 months following the termination date, or 18 months in the case of a qualifying termination of Mr. Kessler’s employment following a change of control of the Company; (ii) subject to the achievement of the applicable performance conditions for such fiscal year, his annual bonus for the fiscal year in which the termination date occurs, pro-rated based on the number of days which elapsed in the applicable fiscal year through the date of termination, payable at such time annual bonuses are paid to our other executive officers; (iii) with respect to any vested stock options held by the executive as of the date of his termination, the ability to exercise such options until the earlier to occur of (a) the expiration date of such options and (b) the 12-month anniversary of the termination date; and (iv) subject to the executive’s election of COBRA continuation coverage, provided he does not become eligible to receive comparable health benefits through a new employer, a monthly cash payment equal to the monthly COBRA premium cost for the 12-month period following the date of termination, or 18 months in the case of a qualifying termination of Mr. Kessler’s employment following a change of control of the Company. In connection with his involuntary separation from the Company, our

HealthEquity, Inc. 2023 Proxy Statement | 57

Executive Compensation
Former COO was eligible to receive the benefits described in this paragraph pursuant to his employment agreement, subject to his continuing compliance with restrictive covenant obligations described below.
In addition, upon a termination of the named executive officer’s employment due to death or disability, in addition to any accrued or earned but unpaid amounts, the executive (or the executive’s estate or beneficiaries, as the case may be) would be entitled to, subject to the achievement of the applicable performance conditions for such fiscal year, his annual bonus for the fiscal year in which the termination date occurs, pro-rated based on the number of days which elapsed in the applicable fiscal year through the date of termination, payable at such time annual bonuses are paid to our other executive officers.
Each named executive officer’s employment agreement or letter agreement subjects the executive to customary confidentiality restrictions that apply during his employment and indefinitely thereafter, and a covenant not to compete during his employment, and for a period of 12 months thereafter (in the case of Mr. Kessler and Dr. Neeleman, 24 months, in the event of a termination of the executive’s employment by us for cause, due to disability or by the executive without “good reason”). In addition, each named executive officer is subject to a non-interference covenant while employed with us and for a period of 24 months thereafter (in the case of Mr. Rosner, 12 months). Generally, the non-compete provisions prevent the executives from engaging in consumer healthcare related businesses, including the business of acting as custodian or administrator for medical payment RAs, including, but not limited to, health savings accounts, flexible spending accounts and health reimbursement accounts or any other business activities in which we or any of our affiliates are engaged (or have committed plans to engage) during such executive’s employment, and the non-interference covenant prevents the executive from soliciting or hiring our employees or those of our affiliates and from soliciting or inducing any of our customers, suppliers, licensees, or other business relations or those of our affiliates, to cease doing business with us, or reduce the amount of business conducted with us or our affiliates, or in any manner interfering with our relationships with such parties. With respect to Mr. Rosner, the non-compete provision prohibits him from providing services to a specified group of Company competitors, and the non-solicitation covenants prohibit him from soliciting any of our customers and soliciting and hiring our employees, consultants, and independent contractors.
Vesting of Outstanding Equity Awards
Our named executive officers hold unvested stock options and restricted stock units granted pursuant to the HealthEquity, Inc. 2014 Equity Incentive Plan, as amended and restated (the “2014 Plan”). The 2014 Plan provides that in the event of a significant “corporate transaction,” as defined therein, each outstanding award will be treated as the administrator determines. In addition, all outstanding stock options and restricted stock units held by each named executive officer provide for accelerated vesting on a “double trigger” basis such that if the executive’s employment is terminated by us without “cause” or by the executive for “good reason” (each as defined in the applicable employment or award agreement) within a 12-month period following a change in control of the Company in which the stock options or the restricted stock units, as applicable, are assumed or substituted for by the acquirer, all of the then unvested stock options or restricted stock units, as applicable held by the executive will vest (assuming target performance for any performance-based vesting restricted stock units).
The information in the table below describes and quantifies certain estimated compensation that would have become payable following a change in control of the Company or termination of employment of our named executive officers assuming that the change in control or termination of employment occurred on January 31, 2023.

58 | HealthEquity, Inc. 2023 Proxy Statement

Executive Compensation
Name	Cash Severance Payment(1) ($)	Bonus Payment(2) ($)	COBRA Premium Reimbursement(3) ($)	Value of Accelerated Equity Awards(4) ($)
Jon Kessler
Voluntary termination for good reason or involuntary termination without cause	700,000	840,000	28,776	—
Termination for disability or upon death	—	840,000	—	—
Voluntary termination for good reason or involuntary termination without cause following a change in control	1,050,000	840,000	43,164	18,852,608
Stephen Neeleman, M.D.
Voluntary termination for good reason or involuntary termination without cause	400,000	360,000	24,938	—
Termination for disability or upon death	—	360,000	—	—
Voluntary termination for good reason or involuntary termination without cause following a change in control	400,000	360,000	24,938	3,858,864
Tyson Murdock
Voluntary termination for good reason or involuntary termination without cause	400,000	352,726	25,606	—
Termination for disability or upon death	—	352,726	—	—
Voluntary termination for good reason or involuntary termination without cause following a change in control	400,000	352,726	25,606	5,026,879
Elimelech Rosner
Voluntary termination for good reason or involuntary termination without cause	550,000	438,041	19,082	—
Termination for disability or upon death	—	438,041	—	—
Voluntary termination for good reason or involuntary termination without cause following a change in control	550,000	438,041	19,082	7,238,716
Larry Trittschuh
Voluntary termination for good reason or involuntary termination without cause	450,000	225,000	29,444	—
Termination for disability or upon death	—	225,000	—	—
Voluntary termination for good reason or involuntary termination without cause following a change in control	450,000	225,000	29,444	3,672,176
Edward Bloomberg(5)
Voluntary termination for good reason or involuntary termination without cause	475,000	295,736	27,643	—

(1)
The severance amounts reported in this column are based on the base salaries in effect on January 31, 2023.

(2)
The bonus amounts reported in this column represent the bonus under our annual bonus plan based on actual performance for the fiscal year ended January 31, 2023. With respect to Mr. Bloomberg, such bonus is prorated on account of his involuntary separation from the Company, in accordance with the terms of his employment agreement.

(3)
The amounts reported in this column are an estimate of the employer portion of the applicable COBRA premium cost for the level of coverage each named executive officer had as of January 31, 2023, and is based on approximate benefit costs for the fiscal year ended January 31, 2023.

(4)
The amount reported in this column assumes outstanding performance-based vesting restricted stock units vest and are settled, as applicable, at target. The value of outstanding performance and time-based vesting restricted stock units, and unvested options was determined based on the closing sale price per share of our common stock on the NASDAQ Global Market on January 31, 2023, which was $60.85.

(5)
Mr. Bloomberg ceased serving as the Company’s COO on August 1, 2022 and separated from the Company on November 30, 2022 following a brief transition period. These amounts reflect the actual payments and benefits to which Mr. Bloomberg was entitled pursuant to the terms of his employment agreement on account of his involuntary separation from the Company.

HealthEquity, Inc. 2023 Proxy Statement | 59

Executive Compensation
CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, we are providing the following pay ratio information with respect to the fiscal year ended January 31, 2023:
•
The total annual compensation for our median employee (other than our Chief Executive Officer) was $76,670;

•
The annual total compensation of our Chief Executive Officer was $13,400,167; and

•
Based on this information, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all our employees is 175 to 1. We believe this ratio is a reasonable estimate calculated in a manner consistent with the rules of the SEC.

We identified our median employee for purposes of our pay ratio disclosure as of January 31, 2021. There were no changes in our employee population or employee compensation arrangements that we believe would significantly impact the pay ratio. To identify our median employee as well as to determine the annual total compensation of our median employee and our Chief Executive Officer, we took the following steps:
•
We determined that, as of January 31, 2021, our employee population consisted of 3,007 employees, all of whom were located in the United States. This population consisted of our full-time, part-time, seasonal, and temporary employees. We did not include any contractors or other non-employee workers in our employee population.

•
To identify the median employee from our employee population, we calculated the amount of salary and wages of our employees earned during the fiscal year ended January 31, 2021 by referring to our payroll records for the fiscal year ended January 31, 2021. We also included bonuses earned by each employee during the fiscal year. We annualized the compensation for any permanent full-time and part-time employees employed as of January 31, 2021 that were not employed by us for all of the fiscal year ended January 31, 2021.

•
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since all our employees are located in the United States, as is our Chief Executive Officer, we did not make any cost-of-living adjustments in identifying the “median employee.”

•
With respect to the annual total compensation of our median employee, we calculated this amount using the same methodology we use to calculate the amount reported for our Chief Executive Officer in the “Total” column of our fiscal 2023 Summary Compensation Table included in this proxy statement.

•
With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of our fiscal 2023 Summary Compensation Table included in this proxy statement.

Pay versus Performance
The following table sets forth additional compensation information of our Principal Executive Officer (“PEO”) and our non-PEO named executive officers (“Non-PEOs”) along with the relationship of such compensation to total shareholder return, net income, and Adjusted EBITDA performance results for our fiscal years ending in 2023, 2022, and 2021 in accordance with Item 402(v) of Regulation S-K. “Compensation Actually Paid” values shown in the required table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our PEO and Non-PEOs in such fiscal years, including with respect to RSUs and PRSUs. The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis section of this Proxy Statement.
			Average Summary Compensation Table Total for Non-PEOs ($)	Average Compensation Actually Paid to Non-PEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based on:
Fiscal Year(1)	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO(2)(3) ($)			Total Shareholder Return(4) ($)	Peer Group Total Shareholder Return(4) ($)	Net Income ($ in Thousands)	Adjusted EBITDA ($ in Thousands)(5)
2023	13,400,167	14,441,532	5,607,831	4,042,284	92.11	125.40	(26,143)	272,348
2022	9,947,622	(5,492,707)	2,398,514	(623,189)	80.90	138.87	(44,289)	236,015
2021	9,399,483	16,471,133	2,669,117	4,616,740	126.48	118.45	8,834	240,795

60 | HealthEquity, Inc. 2023 Proxy Statement

Executive Compensation
(1)
Non-PEOs included in the above compensation columns reflect the following:

Fiscal Year	PEO	Non-PEOs
2023	Jon Kessler	Stephen Neeleman, M.D.; Tyson Murdock; Eli Rosner; Edward Bloomberg; Larry Trittschuh
2022	Jon Kessler	Stephen Neeleman, M.D.; Tyson Murdock; Darcy Mott; Edward Bloomberg; Larry Trittschuh
2021	Jon Kessler	Stephen Neeleman, M.D.; Darcy Mott; Edward Bloomberg; William Otten

(2)
Because of adjustments required by SEC rules, as explained in detail in Note (3) below, “Compensation Actually Paid” may be a negative amount. As noted previously, “Compensation Actually Paid” does not represent amounts actually earned or realized by our PEO and Non-PEOs in the applicable fiscal years.

(3)
The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for time-based vesting restricted stock awards or RSU awards, closing price on the applicable year-end date, or, in the case of vesting dates, the closing price on the applicable vesting dates, (2) for performance-based RSU awards (excluding awards with market-based vesting conditions), the same valuation methodology as RSU awards above except year-end values are multiplied by the probability of achievement as of each such date, (3) for awards with market-based vesting conditions, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s), and (4) for stock options, a Black-Scholes value as of the applicable year-end or vesting date, determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life equal to the original ratio of expected life relative to the ten-year contractual life multiplied by the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%.

Fiscal year 2023 Compensation Actually Paid to our PEO and the average Compensation Actually Paid to non-PEOs reflects the following adjustments from the compensation reported in the “Total” column of the Summary Compensation Table:
	PEO	Average Non-PEO
Total Reported in Fiscal 2023 Summary Compensation Table	13,400,167	5,607,831
Less, value of awards reported in Summary Compensation Table	(11,849,492)	(4,577,738)
Plus, year-end value of awards granted in fiscal year that are unvested and outstanding at the end of the fiscal year	10,550,461	3,376,855
Plus, change in fair value of prior year awards that are unvested and outstanding at end of fiscal year	1,724,240	190,057
Plus, fair value of awards granted in fiscal year and that vested this fiscal year	—	—
Plus, change in fair value of prior year awards that vested this fiscal year	616,156	171,524
Less, fair value of prior year awards that failed to vest this fiscal year	—	(726,245)
Total Adjustments	1,041,365	(1,565,547)
Compensation Actually Paid	14,441,532	4,042,284
Fiscal year 2022 Compensation Actually Paid to our PEO and the average Compensation Actually Paid to Non-PEOs reflects the following adjustments from the compensation reported in the “Total” column of the Summary Compensation Table:
	PEO	Average Non-PEO
Total Reported in Fiscal 2022 Summary Compensation Table	9,947,622	2,398,514
Less, value of awards reported in Summary Compensation Table	(8,711,947)	(1,815,747)
Plus, year-end value of awards granted in fiscal year that are unvested and outstanding at the end of the fiscal year	5,685,079	1,256,445
Plus, change in fair value of prior year awards that are unvested and outstanding at end of fiscal year	(9,966,440)	(1,906,814)
Plus, fair value of awards granted in fiscal year and that vested this fiscal year	—	—
Plus, change in fair value of prior year awards that vested this fiscal year	(1,236,382)	(289,279)
Less, fair value of prior year awards that failed to vest this fiscal year	(1,210,639)	(266,308)
Total Adjustments	(15,440,329)	(3,021,703)
Compensation Actually Paid	(5,492,707)	(623,189)

HealthEquity, Inc. 2023 Proxy Statement | 61

Executive Compensation
Fiscal year 2021 Compensation Actually Paid to our PEO and the average Compensation Actually Paid to Non-PEOs reflects the following adjustments from the compensation reported in the “Total” column of the Summary Compensation Table:
	PEO	Average Non-PEO
Total Reported in Fiscal 2021 Summary Compensation Table	9,399,483	2,669,117
Less, value of awards reported in Summary Compensation Table	(8,012,443)	(1,924,184)
Plus, year-end value of awards granted in fiscal year that are unvested and outstanding at the end of the fiscal year	12,677,489	3,078,558
Plus, change in fair value of prior year awards that are unvested and outstanding at end of fiscal year	3,720,725	1,048,970
Plus, fair value of awards granted in fiscal year and that vested this fiscal year	—	—
Plus, change in fair value of prior year awards that vested this fiscal year	(1,314,121)	(255,721)
Less, fair value of prior year awards that failed to vest this fiscal year	—	—
Total Adjustments	7,071,650	1,947,623
Compensation Actually Paid	16,471,133	4,616,740

(4)
Company and peer group TSR reflects the cumulative total return of our common stock and the Russell 3000 Index, as reflected in our Annual Report on Form 10-K for the fiscal year ended January 31, 2023, pursuant to Item 201(e) of Regulation S-K. Each year reflects what the cumulative value of  $100 would be, including reinvestment of dividends, if such amount were invested on January 31, 2020.

(5)
We define Adjusted EBITDA, which is a non-GAAP financial metric, as adjusted earnings before interest, taxes, depreciation and amortization, amortization of acquired intangible assets, stock-based compensation expense, merger integration expenses, acquisition costs, gains and losses on equity securities, amortization of incremental costs to obtain a contract, costs associated with unused office space, and certain other non-operating items.

The charts below visually represent the manner in which fluctuations in Compensation Actually Paid correlate with how our total shareholder return compared with peer group total shareholder return, and also with changes in our net income and net income and Adjusted EBITDA.
Compensation Actually Paid versus Total Shareholder Return

62 | HealthEquity, Inc. 2023 Proxy Statement

Executive Compensation
Compensation Actually Paid versus Net Income (Loss) and Adjusted EBITDA
The following performance measures reflect the Company’s most important performance measures in effect for the fiscal year ended January 31, 2023, as further described and defined in the Compensation Discussion and Analysis under Fiscal Year 2023 Business Highlights.
Most Important Performance Measures for Fiscal 2023	• Adjusted EBITDA
• New HSA sales
• Revenue

HealthEquity, Inc. 2023 Proxy Statement | 63

Executive Compensation
Equity Compensation Plan Information
The following table provides information as of January 31, 2023, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.
	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(2)	4,030,598	36.06	9,642,211(3)
Equity compensation plans not approved by stockholders(4)	—	—	—

(1)
Represents the weighted-average exercise price of outstanding options and is calculated without taking into account the shares of common stock subject to outstanding time-vesting restricted stock units/awards and performance restricted stock units/awards that become issuable without any cash payment required for such shares.

(2)
Includes the HealthEquity, Inc. 2003 Stock Plan, the HealthEquity, Inc. 2009 Stock Plan and the 2014 Plan, in each case as amended from time to time.

(3)
Reflects the shares remaining available for future issuance under our 2014 Plan. No shares are reserved for future issuance under the HealthEquity, Inc. 2003 Stock Plan, the HealthEquity, Inc. 2005 Stock Plan, the HealthEquity, Inc. 2006 Stock Plan, or the HealthEquity, Inc. 2009 Stock Plan, other than shares issuable upon exercise of equity awards outstanding under such plans at the time of our initial public offering in 2014. In addition, the 2014 Plan contains an “evergreen” provision pursuant to which the number of shares reserved for issuance under that plan automatically increased on February 1, 2023, and will increase on each subsequent anniversary through 2024, by an amount equal to the lesser of: (i) 3% of the total number of shares of common stock outstanding on January 31st of the preceding fiscal year; and (ii) such lesser number of shares determined by our board of directors. The number of shares reported in this column does not include the 2,543,255 shares that became available for issuance as of February 1, 2023, pursuant to the evergreen provision of our 2014 Plan.

(4)
In connection with our acquisition of WageWorks, we assumed the WageWorks, Inc. Amended and Restated 2010 Equity Incentive Plan (the “WageWorks Plan”) and certain unvested restricted stock units outstanding under such plan (the “Assumed RSUs”), of which 1,824 Assumed RSUs remained outstanding as of January 31, 2023. Each Assumed RSU has the same terms and conditions as in effect prior to the acquisition, except that Company shares are issuable upon settlement (in place of WageWorks shares) and the number of shares issuable upon settlement was adjusted to reflect the transaction. No shares are reserved for future issuance under the WageWorks Plan, other than shares issuable upon settlement of the Assumed RSUs, and no new awards may be granted under the WageWorks Plan. The Assumed RSUs are not included in this table.

64 | HealthEquity, Inc. 2023 Proxy Statement

Proposal No. 4
Advisory Vote on the Frequency of Future Advisory Votes on Compensation Paid to Our Named Executive Officers
Section 14A of the Exchange Act enables our stockholders to indicate how frequently we should conduct an advisory vote on the compensation paid to our named executive officers, such as Proposal No. 3 (advisory vote on compensation paid to our named executive officers) included in this proxy statement, which is required to be held at least once every three years. By voting on this Proposal No. 4 (advisory vote on the frequency of future advisory votes on compensation paid to our named executive officers), stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two or three years, or they may abstain.
After careful consideration, the board of directors, based on the recommendation of the talent, compensation and culture committee, has determined that holding an annual advisory vote on compensation of our named executive officers is the most appropriate policy for the Company and our stockholders at this time and recommends that stockholders vote for us to hold advisory votes on such compensation on an annual basis. In formulating its recommendation, the board of directors recognized that our executive compensation program is designed to promote a long-term connection between pay and performance. The board of directors also considered, however, that, because executive compensation disclosures are made annually, an annual advisory vote on executive compensation will allow our stockholders to provide us with their direct and immediate input on our compensation philosophy, policies and practices as disclosed in our proxy statement each year.
Recommendation
The Board of Directors unanimously recommends that stockholders vote their shares, on a non-binding, advisory basis FOR EVERY “ONE YEAR” on the compensation of our named executive officers.
Vote Required
Although the board of directors is making a recommendation with respect to this proposal, stockholders are being asked to vote on the choices specified above and not whether they agree or disagree with the board of director’s recommendation. The option of every one, two or three years that receives the highest number of votes cast by stockholders will reflect the frequency for future say-on-pay votes that has been selected by stockholders. Abstentions will have no effect on the outcome of the proposal. In addition, although the vote is advisory and non-binding, the compensation committee and the board of directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the voting results, along with other relevant factors, in determining the frequency of future advisory votes on the compensation of our named executive officers.

HealthEquity, Inc. 2023 Proxy Statement | 65

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 28, 2023, except as otherwise stated, for:
•
each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our directors and nominees for director;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, or has the right to acquire beneficial ownership of that security within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have or will have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.
Our calculation of the percentage of beneficial ownership is based on 85,470,082 shares of common stock outstanding as of April 28, 2023.
Common stock subject to stock options currently exercisable or exercisable within 60 days of April 28, 2023, and common stock subject to the vesting of restricted stock units within 60 days of April 28, 2023, is deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but is not deemed outstanding for computing the percentage of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020.
Name of Beneficial Owner	Number(1)	Percentage
5% Stockholders:
BlackRock, Inc.(2)	10,422,979	12.2%
The Vanguard Group(3)	8,319,745	9.7%
Wasatch Advisors, Inc.(4)	5,731,921	6.7%
FMR LLC(5)	4,324,023	5.1%

66 | HealthEquity, Inc. 2023 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
Name of Beneficial Owner	Number(1)	Percentage
Directors and Named Executive Officers:
Stephen Neeleman, M.D.(6)	1,005,553	1.2%
Jon Kessler(7)	618,840	*
Ian Sacks(8)	162,124	*
Robert Selander(9)	107,262	*
Evelyn Dilsaver(10)	84,810	*
Adrian Dillon(11)	74,799	*
Tyson Murdock(12)	73,813	*
Edward Bloomberg(13)	63,139	*
Stuart Parker(14)	35,965	*
Gayle Wellborn(15)	24,098	*
Larry Trittschuh(16)	23,274	*
Frank Corvino(17)	15,674	*
Elimelech Rosner(18)	10,156	*
Debra McCowan(19)	7,072	*
Rajesh Natarajan(20)	4,058	*
Paul Black(21)	3,073	*
All current directors and executive officers as a group (16 persons)(22)	2,282,408	2.7%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(2)
Based upon a Schedule 13G/A filed with the SEC on February 1, 2023 by BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 10,211,366 shares and sole dispositive power with respect to 10,422,979 shares. The address of BlackRock, Inc. is 55 East 52nd St., New York, NY 10055. For information on transactions involving BlackRock, Inc. and the Company, see Certain Relationships and Related Party Transactions.

(3)
Based upon a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group. The Vanguard Group has shared voting power with respect to 141,740 shares, sole dispositive power with respect to 8,094,867 shares and shared dispositive power with respect to 224,878 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. For information on transactions involving The Vanguard Group and the Company, see Certain Relationships and Related Party Transactions.

(4)
Based upon a Schedule 13G/A filed with the SEC on February 8, 2023 by Wasatch Advisors, Inc. Wasatch Advisors, Inc. has sole voting power with respect to 5,731,921 shares and sole dispositive power with respect to 5,731,921 shares. The address of Wasatch Advisors, Inc. is 505 Wakara Way, Suite 300, Salt Lake City, UT 84108.

(5)
Based upon a Schedule 13G filed with the SEC on February 9, 2023 by FMR LLC. FMR LLC has sole voting power with respect to 4,322,064 shares and sole dispositive power with respect to 4,324,023 shares. The address of FMR LLC is 245 Summer Street, Boston, MA 02210. For information on transactions involving FMR LLC and the Company, see Certain Relationships and Related Party Transactions.

(6)
Consists of  (i) 568,735 shares held of record by The Stephen and Christine Neeleman Trust, (ii) 189,462 shares issuable upon exercise of outstanding options exercisable within 60 days of April 28, 2023, and (iii) 203,000 shares held of record by Neeleman Family Holdings, LLC, a Utah limited liability company (“Family Holdings”). Dr. Neeleman is the manager of Family Holdings and as such holds sole voting and dispositive power over the shares held of record by Family Holdings. Dr. Neeleman disclaims beneficial ownership of the shares held by Family Holdings except to the extent of his pecuniary interest therein. Dr. Neeleman also holds 41,083 shares of performance-based restricted stock not included in the table above, which may be forfeited depending upon whether or not certain financial performance objectives are achieved over the next three fiscal years.

(7)
Consists of  (i) 49,026 shares held of record by Team Gracie Trust, (ii) 36,860 shares held of record by Team Bear Trust, (iii) 100,000 shares held of record by GKF, LLC, and (iv) 211,213 shares issuable upon exercise of outstanding stock options within 60 days of April 28, 2023, 131,532 of which are held by GKF, LLC. Mr. Kessler and his spouse are co-trustees of both Team Gracie Trust and Team Bear Trust. Mr. Kessler’s children, all of whom are members of his immediate family, are the sole beneficiaries of both Team Gracie Trust and Team Bear Trust. Mr. Kessler and his wife serve as co-managers of GKF, LLC, which is wholly owned by the Jon Kessler and Laura M. Gottsman Family Trust (the “Trust”), of which the Mr. Kessler and his wife are co-trustees. Mr. Kessler and members of his immediate family are the sole beneficiaries of the Trust. Mr. Kessler disclaims beneficial ownership of the shares held by Team Gracie Trust, Team Bear Trust, and GKF, LLC, except to the extent of his pecuniary interest therein. Mr. Kessler also holds 336,587 shares of performance-based restricted stock not included in the table above, which may be forfeited depending upon whether or not certain financial performance objectives are achieved over the next three fiscal years.

(8)
Includes (i) 53,024 shares issuable upon exercise of outstanding stock options and (ii) 3,261 shares deliverable upon vesting of outstanding restricted stock units within 60 days of April 28, 2023.

HealthEquity, Inc. 2023 Proxy Statement | 67

Security Ownership of Certain Beneficial Owners and Management
(9)
Includes (i) 65,000 shares issuable upon exercise of outstanding stock options, and (ii) 2,996 shares deliverable upon vesting of outstanding restricted stock units, in each case within 60 days of April 28, 2023.

(10)
Includes (i) 55,851 shares issuable upon exercise of outstanding stock options exercisable within 60 days of April 28, 2023, (ii) 2,996 shares deliverable upon vesting of outstanding restricted stock units within 60 days of April 28, 2023, and (iii) 1,637 shares deliverable with respect to restricted stock units that have vested but for which delivery of the underlying shares has been voluntarily deferred.

(11)
Includes (i) 24,446 shares issuable upon exercise of outstanding stock options, and (ii) 2,996 shares deliverable upon vesting of outstanding restricted stock units, in each case within 60 days of April 28, 2023.

(12)
Mr. Murdock also holds 61,440 shares of performance-based restricted stock not included in the table above, which may be forfeited depending upon whether or not certain financial performance objectives are achieved over the next three fiscal years.

(13)
Includes 42,443 shares issuable upon exercise of outstanding stock options exercisable within 60 days of April 28, 2023.

(14)
Includes (i) 3,272 shares deliverable upon vesting of outstanding restricted stock units within 60 days of April 28, 2023, and (ii) 5,026 shares deliverable with respect to restricted stock units that have vested but for which delivery of the underlying shares has been voluntarily deferred.

(15)
Includes (i) 12,075 shares issuable upon exercise of outstanding stock options, and (ii) 2,996 shares deliverable upon vesting of outstanding restricted stock units, in each case within 60 days of April 28, 2023.

(16)
Includes 6,419 shares issuable upon exercise of outstanding stock options exercisable within 60 days of April 28, 2023. Mr. Trittschuh also holds 41,947 shares of performance-based restricted stock not included in the table above, which may be forfeited depending upon whether or not certain financial performance objectives are achieved over the next three fiscal years.

(17)
Includes (i) 10,090 shares issuable upon exercise of outstanding stock options, and (ii) 2,996 shares deliverable upon vesting of outstanding restricted stock units, in each case within 60 days of April 28, 2023.

(18)
Mr. Rosner also holds 85,205 shares of performance-based restricted stock not included in the table above, which may be forfeited depending upon whether or not certain financial performance objectives are achieved over the next three fiscal years.

(19)
Includes 2,996 shares deliverable upon vesting of outstanding restricted stock units within 60 days of April 28, 2023.

(20)
Includes 3,303 shares deliverable upon vesting of outstanding restricted stock units within 60 days of April 28, 2023.

(21)
Includes 2,765 shares deliverable upon vesting of outstanding restricted stock units within 60 days of April 28, 2023.

(22)
Consists of  (i) 1,617,588 shares held by the directors and executive officers, (ii) 627,580 shares issuable pursuant to stock options held by such persons that are exercisable within 60 days of April 28, 2023, (iii) 30,577 shares deliverable upon vesting of outstanding restricted stock units within 60 days of April 28, 2023, and (iv) 6,663 shares deliverable with respect to restricted stock units that have vested but for which delivery of the underlying shares has been voluntarily deferred.

68 | HealthEquity, Inc. 2023 Proxy Statement

Other Matters
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who beneficially own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that all filing requirements applicable to our officers, directors and greater than 10% stockholders were complied with for the fiscal year ended January 31, 2023.
Available Information
Our financial statements for the fiscal year ended January 31, 2023, are included in our Annual Report on Form 10-K. This proxy statement and our annual report are available in the Corporate Governance section of our Investor Relations webpage ir.healthequity.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to:
HealthEquity, Inc.
Attention: Investor Relations
15 W. Scenic Pointe Dr., Ste. 100
Draper, UT 84020
Questions and Answers about the Annual Meeting
The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read this entire proxy statement carefully before voting your shares.
Q	What matters am I voting on?
A	You will be voting on:

•
the election of 11 directors to hold office until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;

•
a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024;

•
a proposal to approve, on a non-binding, advisory basis, the fiscal 2023 compensation paid to our named executive officers, as described in this proxy statement;

•
a proposal to approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation paid to our named executive officers; and

•
any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

HealthEquity, Inc. 2023 Proxy Statement | 69

Other Matters
Q	How does our board of directors recommend that I vote?
A	Our board of directors recommends that you vote:
Proposal		Board Recommendation
1
The election of each of the 11 directors nominated by our board of directors and named in this proxy statement as directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified
FOR
2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024	FOR
3	The approval, on a non-binding, advisory basis, of the fiscal 2023 compensation paid to our named executive officers as described in this proxy statement	FOR
4	The frequency of future advisory votes on the compensation paid to our named executive officers on a non-binding, advisory basis	FOR “1 YEAR”
Q	Will there be any other items of business on the agenda?
A
If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and at the date of this proxy statement we are not aware of any matters that may be properly presented by others for consideration at the Annual Meeting.

Q	Who is entitled to vote at the Annual Meeting?
A
Holders of our common stock at the close of business on April 28, 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 85,470,082 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Q	Is there a list of stockholders entitled to vote at the Annual Meeting?
A
The names of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting. During the 10 days preceding the Annual Meeting, the names of the stockholders of record entitled to vote may be accessed by contacting our Corporate Secretary at:
HealthEquity, Inc.
15 W. Scenic Pointe Dr., Ste. 100
Draper, UT 84020
(801) 727-1000

Q	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A
STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME.
If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC (“AST”), our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

70 | HealthEquity, Inc. 2023 Proxy Statement

Other Matters

BENEFICIAL OWNERS: SHARES REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE.
If, at the close of business on the Record Date, your shares were held not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Q	Do I have to do anything in advance if I plan to attend the Annual Meeting?
A
STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME.
If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares at the Annual Meeting, but you will need to log in with your 11-digit control number (found on your proxy card, the stockholder meeting notice, or in an email you previously received from AST). If prompted for an additional code, enter: hlthvirt2023.
BENEFICIAL OWNERS: SHARES REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE.
If you were a beneficial owner whose shares were registered in the name of a broker, bank or other nominee at the close of business on the Record Date, you may not vote your shares online at the Annual Meeting unless you obtain a “legal proxy” from such broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy by visiting: https://web.lumiagm.com/261252145 and entering code: hlthvirt2023.
Please note that you may not make any audio or video recordings of the Annual Meeting, live stream the Annual Meeting or take any photographs of the Annual Meeting.

Q	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
A
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of delivery of proxy materials in printed form. However, if you received a Notice of Internet Availability of Proxy Materials and wish to receive proxy materials in printed or electronic form, you may so request by contacting AST:
•
by phone at 1-888-776-9962 (1-718-921-8562 for international callers)

•
by email to info@astfinancial.com

•
by visiting AST’s website at https://us.astfinancial.com/proxyservices/requestmaterials.asp

A separate copy will be promptly provided following receipt of your request.

Q	What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?
A
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

HealthEquity, Inc. 2023 Proxy Statement | 71

Other Matters
Q	How do I vote and what are the voting deadlines?
A
STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME.
If you are a stockholder of record, you can vote in one of the following ways:
•
You may vote via the Internet or by telephone. To vote via the Internet or by telephone, follow the instructions provided in the Notice. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 21, 2023. Alternatively, you may request a printed proxy card by telephone at 1-888-776-9962 (or 1-718-921-8562 for international callers), over the Internet at https://us.astfinancial.com/proxyservices/requestmaterials.asp, or by email at info@astfinancial.com, and then follow the instructions under the heading “You may vote by mail” immediately below.

•
You may vote by mail. If you have received printed proxy materials by mail and would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than 11:59 p.m. Eastern Time on June 21, 2023. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.

•
You may vote at the Annual Meeting. If you plan to attend the Annual Meeting, you may vote by logging in with your 11-digit control number (found on your proxy card, the stockholder meeting notice, or in an email you previously received from AST). If prompted for an additional code, enter: hlthvirt2023. If you do not have your 11-digit control number, please contact AST at 1-800-937-5449 (outside the United States, Canada and Puerto Rico: 1-718-921-8124).

BENEFICIAL OWNERS: SHARES REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE.
If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares at the Annual Meeting itself unless you obtain a legal proxy from your broker, bank or other nominee. If you obtain a legal proxy from your bank, broker or other nominee, you must register for the Annual Meeting in advance by submitting the legal proxy, along with your name and email address, to AST at proxy@astfinancial.com. You will receive a confirmation email from AST with a 11-digit control number, which may be used to login to vote during the Annual Meeting. If prompted for an additional code, enter: hlthvirt2023.

Q	Is my vote confidential?
A
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within HealthEquity or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote or to facilitate a successful proxy solicitation.

Q	What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?

A	You may still attend the Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

72 | HealthEquity, Inc. 2023 Proxy Statement

Other Matters
Q	Can I change my vote or revoke my proxy?
A
STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME.
If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•
entering a new vote by Internet or telephone;

•
signing and returning a new proxy card with a later date;

•
delivering a written revocation to our Corporate Secretary at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020, by 11:59 p.m. Eastern Time on June 21, 2023; or

•
attending the Annual Meeting and voting online during the Annual Meeting.

BENEFICIAL OWNERS: SHARES REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE.
If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Q	What is the effect of giving a proxy?
A
Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder; however, if no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

Q	What if I do not specify how my shares are to be voted?
A
STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME.
If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:
•
 FOR the election of each of the 11 directors nominated by our board of directors and named in this proxy statement as directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal No. 1)

•
 FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2024 (Proposal No. 2)

•
 FOR the approval, on a non-binding, advisory basis, of the fiscal 2023 compensation paid to our named executive officers, as described in this proxy statement (Proposal No. 3)

•
 FOR “1 YEAR” as the frequency of future advisory votes on the compensation paid to our named executive officers on a non-binding, advisory basis (Proposal No. 4)

•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting

BENEFICIAL OWNERS: SHARES REGISTERED IN THE NAME OF A BROKER, BANK OR OTHER NOMINEE.
If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote on compensation paid to our named executive officers) and Proposal No. 4 (advisory vote on the frequency of future advisory votes on compensation paid to our named executive officers) are non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine

HealthEquity, Inc. 2023 Proxy Statement | 73

Other Matters

matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may, in its discretion, vote your shares with respect to Proposal No. 2 (ratification of appointment of independent registered public accounting firm) but may not vote your shares with respect to the other proposals. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes and how many votes are needed for approval of each proposal?” below.

Q	How do I submit a question at the Annual Meeting?
A
If you wish to submit a question, beginning at 9:00 a.m. MT on the day of the Annual Meeting you may log into the virtual meeting platform at https://web.lumiagm.com/261252145, type your question into the “Ask a Question” field, and click “Submit.” Questions must be briefly stated and cover only one topic per question. If multiple questions are submitted on the same topic, those questions will be grouped and answered collectively. In order to allow us to answer questions from as many stockholders as possible, we will limit each stockholder to one question. We reserve the right to exclude questions that are irrelevant to the business of the Company or of the Annual Meeting, are related to material non-public information, are not a matter of interest to stockholders generally, are related to pending or threatened litigation or investigations, are derogatory in nature, relate to personal matters or personal grievances, or are otherwise out-of-order or not otherwise suitable for the conduct of the Annual Meeting. Germane questions received during the Annual Meeting, and their related responses, will be posted on the Company’s investor relations website at https://ir.healthequity.com/annual-reports-and-proxies as soon as practicable following the Annual Meeting.

Q	What is a quorum?
A
A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our by-laws and Delaware law. The presence, in person or by proxy, of the holders of record of a majority of voting power of the issued and outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 85,470,082 shares of common stock issued and outstanding and there were no other shares of our capital stock outstanding, which means that 42,735,042 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, the chairman of the meeting or, if the chairman of the meeting so elects, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, if any, date or time.

Q	What are the effects of abstentions and broker non-votes and how many votes are needed for approval of each proposal?

A
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present for purposes of determining whether a quorum exists and will be entitled to vote at the Annual Meeting.
A broker non-vote occurs when a broker, bank or other nominee holding shares in street name for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. In tabulating the voting results for any of the proposals to be considered at the Annual Meeting, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any of the proposals to be considered at the Annual Meeting.

74 | HealthEquity, Inc. 2023 Proxy Statement

Other Matters
The following table describes the vote required to adopt each proposal at the Annual Meeting, and the manner in which votes will be counted:
Proposal		Vote Required to Adopt Proposal	Board Recommendation	Broker Discretionary Voting Allowed?	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of 11 directors	A majority of the votes cast by the holders of shares of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon	FOR	No	No effect	No effect
2.	Ratification of appointment of independent registered public accounting firm	The vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon	FOR	Yes	Same effect as a vote against	N/A (brokers have discretion to vote)
3.	Non-binding advisory vote on fiscal 2023 compensation paid to our named executive officers	The vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon	FOR	No	Same effect as a vote against	No effect
4.	Non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers
The option of every one, two or three years that receives the highest number of votes cast by stockholders will reflect the frequency for future say-on-pay votes that has been selected by stockholders.
			ONE YEAR	No	No effect	No effect
Q	How are proxies solicited for the Annual Meeting and who is paying for such solicitation?
A
Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.
If you choose to access the proxy materials and/or vote via the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur.

Q	Will members of the board of directors attend the Annual Meeting?
A	We strongly encourage, but do not require, our board members to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.
Q	How can I find out the results of the voting at the Annual Meeting?
A
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and,

HealthEquity, Inc. 2023 Proxy Statement | 75

Other Matters
within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
Q	How can I submit a recommendation of a director candidate for the 2024 annual meeting of stockholders?
A
Stockholders who wish to submit a recommendation of a director candidate for consideration by the nominating, governance and corporate sustainability committee for election at our 2024 annual meeting of stockholders may do so by submitting in writing such candidates’ names, in compliance with the procedures and along with the other information required by the nominating, governance and corporate sustainability committee’s Policies and Procedures for Director Candidates, to the Corporate Secretary at:
HealthEquity, Inc.
15 W. Scenic Pointe Dr., Ste. 100
Draper, UT 84020

Q	How can I submit a stockholder proposal for consideration at the 2024 annual meeting of stockholders?
A
Stockholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2024 annual meeting of stockholders must submit their proposals by contacting the Corporate Secretary at:
HealthEquity, Inc.
15 W. Scenic Pointe Dr., Ste. 100
Draper, UT 84020
(801) 727-1000
Proposals must be received on or before February 23, 2024. In addition, all stockholder proposals requested to be included in the Company’s proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company’s proxy statement and proxy card for the 2024 annual meeting of stockholders.
In addition, the Company’s by-laws establish an advance notice procedure with regard to certain matters, including nominations of persons for election as directors, to be brought before an annual meeting of stockholders. In accordance with our by-laws, for a matter not included in our proxy materials to be properly brought before the 2024 annual meeting of stockholders, a stockholder’s notice of the matter that the stockholder wishes to present must be delivered to the Corporate Secretary at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020, not less than 90 nor more than 120 days prior to the first anniversary of the Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our by-laws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than February 23, 2024, and no later than March 24, 2024. If the date of the 2024 annual meeting of stockholders is more than 30 days earlier or later than the anniversary date of the Annual Meeting, notice must be received not later than the close of business on the later of  (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. A nomination or other proposal will not be considered if it does not comply with the notice procedures and the other requirements set forth in our by-laws, including, as appropriate, those set forth in Rule 14a-19 of the Exchange Act. Copies of the Company’s by-laws may be obtained free of charge by contacting the Corporate Secretary at:
HealthEquity, Inc.
15 W. Scenic Pointe Dr., Ste. 100
Draper, UT 84020
(801) 727-1000

Company Website
We maintain a website at www.healthequity.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.
* * *

76 | HealthEquity, Inc. 2023 Proxy Statement

Exhibit A
Non-GAAP Financial Information
To supplement our financial information presented on a GAAP basis, we disclose Adjusted EBITDA, which is a non-GAAP financial measure. We define Adjusted EBITDA, which is a non-GAAP financial metric, as adjusted earnings before interest, taxes, depreciation and amortization, amortization of acquired intangible assets, stock-based compensation expense, merger integration expenses, acquisition costs, gains and losses on equity securities, amortization of incremental costs to obtain a contract, costs associated with unused office space, and certain other non-operating items.
This non-GAAP financial measure should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. The Company cautions investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions; accordingly, its use can make it difficult to compare current results with results from other reporting periods and with the results of other companies. Whenever we use a non-GAAP financial measure, we provide a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measure and the reconciliation of the non-GAAP financial measure to its most directly comparable GAAP financial measure as detailed in the tables below.
Net Income (Loss) Reconciliation to Adjusted EBITDA
	Year ended January 31,
(in thousands)	2023	2022
Net loss	$(26,143)	$(44,289)
Interest income	(1,763)	(1,501)
Interest expense	48,424	36,572
Income tax benefit	(11,953)	(22,452)
Depreciation and amortization	66,615	54,397
Amortization of acquired intangible assets	94,586	82,791
Stock-based compensation expense	62,614	52,750
Merger integration expenses	28,596	64,805
Acquisition costs(1)	53	10,832
Gain on equity securities	—	(1,692)
Amortization of incremental costs to obtain a contract	4,393	4,326
Costs associated with unused office space	4,958	—
Other	1,968	(524)
Adjusted EBITDA	$272,348	$236,015

(1)
For the fiscal year ended January 31, 2022, acquisition costs included $0.3 million of stock-based compensation expense.

HealthEquity, Inc. 2023 Proxy Statement | A-1

(This page has been left blank intentionally.)

ANNUAL MEETING OF STOCKHOLDERS OFHEALTHEQUITY, INC.June 22, 2023GO GREENe-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxymaterial, statements and other eligible documents online, while reducing costs, clutter andpaper waste. Enroll today via www.astfinancial.com to enjoy online access.NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:The Notice of Meeting, proxy statement and proxy cardare available at http://www.astproxyportal.com/ast/19522/Please sign, date and mailyour proxy card in theenvelope provided as soonas possible.Please detach along perforated line and mail in the e n v e l o p e p r o v i d e d .062223THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES,“FOR” PROPOSALS 2 AND 3 AND “1 YEAR” FOR PROPOSAL 4.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x1. Election of eleven directors to hold office until the 2024 annual meeting ofstockholders and until their successors are duly elected and qualified:NOMINEES:Robert SelanderJon KesslerStephen Neeleman, M.D.Paul BlackFrank CorvinoAdrian DillonEvelyn DilsaverFOR AGAINST ABSTAINNOMINEES:Debra McCowanRajesh NatarajanStuart ParkerGayle Wellborn2. To ratify the appointment of PricewaterhouseCoopers LLP as ourindependent registered public accounting firm for our fiscal yearending January 31, 20243. To approve, on a non-binding, advisory basis, the fiscal 2023compensation paid to our named executive officers.4. To approve, on a non-binding, advisory basis, the frequency offuture advisory votes on the compensation paid to our namedexecutive officers.FOR AGAINST ABSTAIN1 YEAR 2 YEARS 3 YEARS ABSTAINTo change the address on your account, please check the box at right andindicate your new address in the address space above. Please note thatchanges to the registered name(s) on the account may not be submitted viathis method.Signature of Stockholder Date: Signature of Stockholder Date:Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please givefull title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HEALTHEQUITY, INC.Proxy for Annual Meeting of Stockholders on June 22, 2023Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Jon Kessler and Delano Ladd, and each of them,with full power of substitution and power to act alone, as proxies to vote all theshares of Common Stock which the undersigned would be entitled to vote if personallypresent and acting at the Annual Meeting of Stockholders of HealthEquity, Inc., to beheld virtually Thursday, June 22, 2023 at 10:00 a.m. Mountain Time, athttps://web.lumiagm.com/261252145 (code: hlthvirt2023), and at any adjournments orpostponements thereof, as follows:(Continued and to be signed on the reverse side)14475